UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

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Manning & Napier Fund, Inc.

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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

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(Address of principal executive offices)(Zip Code)

Paul J. Battaglia, 290 Woodcliff Drive, Fairport, NY 14450

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(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

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Date of fiscal year end: December 31

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Date of reporting period: January 1, 2021 through December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1(a): Reports to Stockholders

Manning & Napier Fund, Inc.

Real Estate Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past two years, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ’set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the US real estate industry.

Performance Commentary

Real estate markets delivered significantly positive returns during 2021 and led the broader U.S. equity market. Within the real estate market, positive performance was wide-spread across sub-industries, with virtually all market segments posting double-digit returns. Retail, Residential, and Industrial REITs were among the strongest performing sub-industries, while Office, Health Care, and Data Storage REITs lagged the broader market but were still meaningfully positive.

The Real Estate Series Class S shares posted strong returns for the year, and also outperformed its benchmark (i.e., the MSCI US REIT Index), returning 43.67% versus 41.71%, respectively. In aggregate, both industry allocations and security selection drove the Series’ outperformance. The largest contributors to relative outperformance during the year were stock selections within the Data Storage space and Apartment space, underweight allocations to Health Care, Office, Hospitality, Triple-Net Retail, and Gaming REITs, and overweight allocations to Industrial and Single-Family Housing REITs. The Series’ zero-weight allocations to Malls and Shopping Centers were the primary detractors from returns.

The portfolio currently favors Residential REITs, with the primary focus on Single-Family Housing and Manufactured Housing, as we expect the underbuilding of new houses relative to long-term household formation to result in excess demand and support pricing of residential rentals. The portfolio also has an overweight allocation to Industrials REITs compared to the benchmark because of the trend toward e-commerce (and associated warehousing/logistics needs) being accelerated and continuing, as well as an overweight allocation to Infrastructure companies (e.g. cell towers) which are expected to benefit from secular growth. The portfolio continued to maintain an overweight allocation to Data Storage REITs, which are key beneficiaries of the secular growth in cloud-hosted data across enterprises. Within traditional office REITs, we generally continue to prefer Sun Belt markets over coastal metropolitan markets due to the combination of strong job growth and manageable supply. The pandemic environment has strengthened this case as it has weakened demand for space in large metropolitan areas, which we expect to be persistent in certain respects. The portfolio has zero allocation to Mall and Shopping Center REITs, as we continue to have a long-term negative view of brick-and-mortar retail’s fundamental strength in an increasingly e-commerce-dominated world.

Performance for the Real Estate Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely aligned with the performance of the real estate markets. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk.

2

Real Estate Series

Performance Update as of December 31, 2021

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Real Estate Series - Class S2	43.67%	12.00%	12.25%
Real Estate Series - Class I2,3	44.14%	12.29%	12.53%
Real Estate Series - Class W2,4	45.19%	12.64%	12.57%
Real Estate Series - Class Z2,4	44.36%	12.27%	12.39%
MSCI U.S. Real Estate Investment Trust (REIT) Index[5]	41.71%	9.46%	9.99%

The following graph compares the value of a $10,000 investment in the Real Estate Series - Class S for the ten years ended December 31, 2021 to the MSCI U.S. REIT Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2021, this net expense ratio was 1.10% for Class S, 0.84% for Class I, 0.10% for Class W and 0.70% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for Class S, 0.84% for Class I, 0.71% for Class W and 0.71% for Class Z for the year ended December 31, 2021.

3For periods through August 1, 2012 (the inception date of the Class I shares), performance for Class I shares is based on the historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted market capitalization index that is comprised of equity REITs that are classified in the Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.Index data referenced herein is the property of MSCI, its affiliates (“MSCI”) and/or its third party suppliers and has been licensed for use by Manning & Napier. MSCI and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/21	ENDING ACCOUNT VALUE 12/31/21	EXPENSES PAID DURING PERIOD* 7/1/21 - 12/31/21	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,205.60	$6.12	1.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,207.60	$4.67	0.84%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Class W
Actual	$1,000.00	$1,211.90	$0.56	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Class Z
Actual	$1,000.00	$1,208.00	$3.90	0.70%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Real Estate Series

Portfolio Composition as of December 31, 2021

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

Top Ten Stock Holdings[2]
Prologis, Inc.	10.8%	Switch, Inc. - Class A	3.6%
Equinix, Inc.	8.8%	Duke Realty Corp.	3.2%
Public Storage	4.6%	SBA Communications Corp.	3.1%
Invitation Homes, Inc.	3.9%	Digital Realty Trust, Inc.	3.0%
Sun Communities, Inc.	3.9%	Rexford Industrial Realty, Inc.	3.0%

2As a percentage of total investments.

5

Real Estate Series

Investment Portfolio - December 31, 2021

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.6%
Communication Services - 3.4%
Integrated Telecommunication Services - 3.4%
Helios Towers plc (Tanzania)*	1,701,244	$3,960,676
Radius Global Infrastructure, Inc. - Class A*	565,224	9,100,107
Total Communication Services		13,060,783
Information Technology - 3.6%
Internet Services & Infrastructure - 3.6%
Switch, Inc. - Class A	488,666	13,995,394
Real Estate - 91.6%
REITS - Health Care - 6.7%
CareTrust REIT, Inc.	141,050	3,220,172
Community Healthcare Trust, Inc.	119,436	5,645,740
Healthcare Trust of America, Inc. - Class A.	113,264	3,781,885
Healthpeak Properties, Inc.	103,392	3,731,417
Ventas, Inc.	75,612	3,865,285
Welltower, Inc.	67,212	5,764,773
		26,009,272
REITS - Hotel & Resort - 1.9%
Apple Hospitality REIT, Inc.	470,941	7,605,697
REITS - Industrial - 20.0%
Duke Realty Corp.	191,388	12,562,708
Innovative Industrial Properties, Inc.	25,733	6,765,463
Prologis, Inc.	250,505	42,175,022
Rexford Industrial Realty, Inc.	143,020	11,600,352
Terreno Realty Corp.	61,184	5,218,384
		78,321,929
REITS - Office - 6.1%
Brandywine Realty Trust	283,017	3,798,088
Cousins Properties, Inc.	215,934	8,697,822
Douglas Emmett, Inc.	103,351	3,462,258
Hibernia REIT plc (Ireland)	1,606,740	2,378,056
Kilroy Realty Corp.	80,507	5,350,495
		23,686,719
REITS - Residential - 28.7%
American Campus Communities, Inc.	137,686	7,888,031
American Homes 4 Rent - Class A	256,695	11,194,469
AvalonBay Communities, Inc.	30,781	7,774,973
Camden Property Trust	39,937	7,135,943
Equity LifeStyle Properties, Inc.	109,992	9,641,899
Essex Property Trust, Inc.	24,381	8,587,720
Flagship Communities REIT	260,343	5,024,620
Invitation Homes, Inc.	336,556	15,259,449
Mid-America Apartment Communities, Inc.	44,938	10,310,575
NexPoint Residential Trust, Inc.	47,015	3,941,271
Sun Communities, Inc.	72,496	15,221,985
UDR, Inc.	169,169	10,148,448
		112,129,383

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)
Real Estate (continued)
REITS - Retail - 2.5%
Agree Realty Corp.	46,949	$3,350,281
Getty Realty Corp.	124,960	4,009,966
Realty Income Corp.	31,669	2,267,184
		9,627,431
REITS - Specialized - 25.7%
American Tower Corp.	21,771	6,368,018
Digital Realty Trust, Inc.	65,768	11,632,386
Equinix, Inc.	40,375	34,150,790
Extra Space Storage, Inc.	37,688	8,545,000
Lamar Advertising Co. - Class A	24,550	2,977,915
Life Storage, Inc.	43,906	6,725,521
Public Storage	47,432	17,766,130
SBA Communications Corp.	31,423	12,224,175
		100,389,935
Total Real Estate		357,770,366
TOTAL COMMON STOCKS
(Identified Cost $251,545,076)		384,826,543

SHORT-TERM INVESTMENT - 1.2%

Dreyfus Government Cash Management,
Institutional Shares, 0.03%[1]
(Identified Cost $4,859,391)	4,859,391	4,859,391
TOTAL INVESTMENTS - 99.8%
(Identified Cost $256,404,467)		389,685,934
OTHER ASSETS, LESS LIABILITIES - 0.2%		858,800
NET ASSETS - 100%		$390,544,734

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2021

*Non-income producing security.

1Rate shown is the current yield as of December 31, 2021.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Statement of Assets and Liabilities

December 31, 2021

ASSETS:

Investments, at value (identified cost $256,404,467) (Note 2)	$389,685,934
Dividends receivable	659,893
Receivable for fund shares sold	434,486
Foreign tax reclaims receivable	4,426
Prepaid expenses	20,842

TOTAL ASSETS	390,805,581

LIABILITIES:

Accrued sub-transfer agent fees (Note 3)	59,052
Accrued management fees (Note 3)	43,061
Accrued fund accounting and administration fees (Note 3)	30,160
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	9,829
Accrued Chief Compliance Officer service fees (Note 3)	1,531
Payable for fund shares repurchased	80,387
Other payables and accrued expenses	36,827

TOTAL LIABILITIES	260,847

TOTAL NET ASSETS	$390,544,734

NET ASSETS CONSIST OF:

Capital stock	$236,904
Additional paid-in-capital	252,555,365
Total distributable earnings (loss)	137,752,465

TOTAL NET ASSETS
$390,544,734

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($48,549,284/2,349,687 shares)	$20.66

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($51,320,241/7,062,342 shares)	$7.27

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($288,394,236/13,965,600 shares)	$20.65

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($2,280,973/312,804 shares)	$7.29

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2021

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $29,294)	$5,723,873
Other Income	22,930

Total Investment Income	5,746,803

EXPENSES:

Management fees (Note 3)	1,959,967
Sub-transfer agent fees (Note 3)	108,307
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	104,644
Fund accounting and administration fees (Note 3)	85,778
Directors’ fees (Note 3)	38,470
Chief Compliance Officer service fees (Note 3)	6,124
Custodian fees	13,913
Recoupment of past waived and/or reimbursed fees	2,357
Miscellaneous	222,742

Total Expenses	2,542,302
Less reduction of expenses (Note 3)	(1,507,446)

Net Expenses	1,034,856

NET INVESTMENT INCOME	4,711,947

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	26,118,909
Foreign currency and translation of other assets and liabilities	88

26,118,997
Net change in unrealized appreciation (depreciation) on-
Investments	91,602,234
Foreign currency and translation of other assets and liabilities	(1,275)

91,600,959

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	117,719,956

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$122,431,903

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/21	FOR THE YEAR ENDED 12/31/20

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,711,947	$4,815,586
Net realized gain (loss) on investments and foreign currency	26,118,997	(6,364,299)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	91,600,959	(17,858,681)

Net increase (decrease) from operations	122,431,903	(19,407,394)

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(1,665,158)	(827,914)
Class I	(4,881,125)	(1,966,961)
Class W	(12,260,150)	(6,148,808)
Class Z	(125,057)	(33,883)
From return of capital (Class S)	–	(94,621)
From return of capital (Class I)	–	(262,791)
From return of capital (Class W)	–	(952,851)
From return of capital (Class Z)	–	(4,609)

Total distributions to shareholders	(18,931,490)	(10,292,438)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	3,074,231	11,810,090

Net increase (decrease) in net assets	106,574,644	(17,889,742)

NET ASSETS:

Beginning of year	283,970,090	301,859,832

End of year	$390,544,734	$283,970,090

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.92	$16.31	$13.09	$14.93	$14.48
Income (loss) from investment operations:
Net investment income[1]	0.12	0.12 [2]	0.15	0.26	0.24
Net realized and unrealized gain (loss) on investments	6.35	(1.15)	3.65	(1.24)	1.02
Total from investment operations	6.47	(1.03)	3.80	(0.98)	1.26
Less distributions to shareholders:
From net investment income	(0.10)	(0.13)	(0.16)	(0.21)	(0.25)
From net realized gain on investments	(0.63)	(0.19)	(0.42)	(0.63)	(0.56)
From return of capital	—	(0.04)	—	(0.02)	—
Total distributions to shareholders	(0.73)	(0.36)	(0.58)	(0.86)	(0.81)

Net asset value - End of year	$20.66	$14.92	$16.31	$13.09	$14.93
Net assets - End of year (000’s omitted)	$48,549	$37,762	$59,923	$214,722	$271,496
Total return[3]	43.67%	(6.27% )	29.14% [4]	(6.73% )	8.66%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.11%	1.11%	1.10%
Net investment income	0.66%	0.81% [2]	1.02%	1.82%	1.58%
Series portfolio turnover	26%	69%	24%	44%	42%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.01%	0.03%	0.00%	[5]	N/A	0.00%	[5]

1Calculated based on average shares outstanding during the years.

2Includes special dividends from two of the Series’ securities. Excluding this amount, the net investment income per share would have been $0.11 and the net investment income ratio would have been 0.72%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes litigation proceeds. Excluding this amount, the Class’ total return is 29.06%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$5.63	$6.44	$5.50	$6.81	$7.03
Income (loss) from investment operations:
Net investment income[1]	0.06	0.06 [2]	0.11	0.14	0.14
Net realized and unrealized gain (loss) on investments	2.38	(0.45)	1.49	(0.55)	0.49
Total from investment operations	2.44	(0.39)	1.60	(0.41)	0.63
Less distributions to shareholders:
From net investment income	(0.17)	(0.18)	(0.24)	(0.24)	(0.29)
From net realized gain on investments	(0.63)	(0.19)	(0.42)	(0.63)	(0.56)
From return of capital	—	(0.05)	—	(0.03)	—
Total distributions to shareholders	(0.80)	(0.42)	(0.66)	(0.90)	(0.85)

Net asset value - End of year	$7.27	$5.63	$6.44	$5.50	$6.81
Net assets - End of year (000’s omitted)	$51,320	$30,787	$50,025	$50,111	$47,074
Total return[3]	44.14%	(5.96% )	29.31%	(6.41% )	8.85%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.84% [4]	0.85%	0.84%	0.86%	0.85%
Net investment income	0.92%	1.02% [2]	1.62%	2.12%	1.95%
Series portfolio turnover	26%	69%	24%	44%	42%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.01%	N/A	N/A	0.00%	[5]

1Calculated based on average shares outstanding during the years.

2Includes special dividends from two of the Series’ securities. Excluding this amount, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.93%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by less than 0.01%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Financial Highlights - Class W

	FOR THE YEAR ENDED		FOR THE
			PERIOD
			3/1/19[1] TO
	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.89	$16.27	$14.76
Income (loss) from investment operations:
Net investment income[2]	0.29	0.33 [3]	0.35
Net realized and unrealized gain (loss) on investments	6.38	(1.20)	1.91
Total from investment operations	6.67	(0.87)	2.26
Less distributions to shareholders:
From net investment income	(0.29)	(0.25)	(0.33)
From net realized gain on investments	(0.63)	(0.19)	(0.42)
From return of capital	—	(0.07)	—
Total distributions to shareholders	(0.92)	(0.51)	(0.75)

Net asset value - End of period	$20.65	$14.89	$16.27
Net assets - End of period (000’s omitted)	$288,394	$214,871	$191,373
Total return[4]	45.19%	(5.33% )	15.43% [5]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10% [6]
Net investment income	1.66%	2.27% [3]	2.58% [6]
Series portfolio turnover	26%	69%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.61%	0.64%	0.62%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Includes special dividends from two of the Series’ securities. Excluding this amount, the net investment income per share would have been $0.31 and the net investment income ratio would have been 2.14%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the Class’ total return is 15.36%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

13

Real Estate Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED		FOR THE
			PERIOD
			3/1/19[1] TO
	12/31/21	12/31/20	12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$5.64	$6.46	$6.21
Income (loss) from investment operations:
Net investment income[2]	0.08	0.09 [3]	0.08
Net realized and unrealized gain (loss) on investments	2.38	(0.48)	0.84
Total from investment operations	2.46	(0.39)	0.92
Less distributions to shareholders:
From net investment income	(0.18)	(0.19)	(0.25)
From net realized gain on investments	(0.63)	(0.19)	(0.42)
From return of capital	—	(0.05)	—
Total distributions to shareholders	(0.81)	(0.43)	(0.67)

Net asset value - End of period	$7.29	$5.64	$6.46
Net assets - End of period (000’s omitted)	$2,281	$549	$539
Total return[4]	44.36%	(5.96% )	14.98% [5]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	0.70% [6]
Net investment income	1.15%	1.51% [3]	1.42% [6]
Series portfolio turnover	26%	69%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.01%	0.04%	0.02%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Includes special dividends from two of the Series’ securities. Excluding this amount, the net investment income per share would have been $0.08 and the net investment income ratio would have been 1.39%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the Class’ total return is 14.62%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

14

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Real Estate Series Class I common stock, Real Estate Series Class S common stock and Real Estate Series Class Z common stock and 75 million have been designated as Real Estate Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities

15

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$13,060,783	$9,100,107	$3,960,676	$—
Information Technology	13,995,394	13,995,394	—	—
Real Estate*	357,770,366	355,392,310	2,378,056	—
Short-Term Investment	4,859,391	4,859,391	—	—
Total assets	$389,685,934	$383,347,202	$6,338,732	$—

*Please refer to the Investment Portfolio for the industry classifications of these portfolio holdings.

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of December 31, 2020 or December 31, 2021.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

16

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2018 through December 31, 2021. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2021, the sub-transfer agency expenses incurred by Class S and Class I were $60,571 and $47,736, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.70% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

18

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to the advisory fee waiver, the Advisor waived $1,474,038 in management fees for Class W for the year ended December 31, 2021. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $2,956, $30,356 and $96 for Class S, Class W and Class Z, respectively, for the year ended December 31, 2021. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2021, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2022	2023	2024	Total
Class S	$6,660	$12,058	$2,956	$21,674
Class I	—	5	—	5
Class W	32,160	67,990	30,356	130,506
Class Z	382	190	96	668

For the year ended December 31, 2021, the Advisor recouped $2,357 that have been previously waived or reimbursed for Class I.

4.	Purchases and Sales of Securities

For the year ended December 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $84,649,398 and $98,317,902, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/21		FOR THE YEAR ENDED 12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	366,265	$6,424,926	497,285	$7,097,568
Reinvested	82,953	1,621,736	60,668	894,249
Repurchased	(631,144)	(10,881,761)	(1,701,388)	(23,099,433)
Total	(181,926)	$(2,835,099)	(1,143,435)	$(15,107,616)

CLASS I	FOR THE YEAR ENDED 12/31/21		FOR THE YEAR ENDED 12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,388,550	$16,119,743	2,278,198	$13,092,128
Reinvested	631,336	4,337,281	355,681	1,977,588
Repurchased	(1,426,591)	(9,257,738)	(4,926,892)	(26,342,003)
Total	1,593,295	$11,199,286	(2,293,013)	$(11,272,287)

19

Real Estate Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE YEAR ENDED 12/31/21		FOR THE YEAR ENDED 12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	636,315	$11,124,927	4,172,038	$59,888,503
Reinvested	607,420	11,862,919	459,235	6,755,357
Repurchased	(1,705,540)	(29,801,017)	(1,966,099)	(28,531,311)
Total	(461,805)	$(6,813,171)	2,665,174	$38,112,549

CLASS Z	FOR THE YEAR ENDED 12/31/21		FOR THE YEAR ENDED 12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	218,771	$1,551,103	21,301	$122,725
Reinvested	18,047	124,519	6,859	38,206
Repurchased	(21,422)	(152,407)	(14,322)	(83,487)
Total	215,396	$1,523,215	13,838	$77,444

Approximately 74% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended December 31, 2021, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2021.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

20

Real Estate Series

Notes to Financial Statements (continued)

9.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, redesignation of distributions paid and tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2021, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $666,577 and decrease Total Distributable Earnings (Loss) by $666,557. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/21	ENDED 12/31/20
Ordinary income	$4,712,706	$5,358,439
Long-term capital gains	$14,218,784	$3,619,127
Return of capital	—	$1,314,872

At December 31, 2021, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$257,154,665
Unrealized appreciation	133,801,529
Unrealized depreciation	(1,270,260)

Net unrealized appreciation	$132,531,269
Undistributed long-term capital gains	$5,221,495

For the year ended December 31, 2021, the capital loss carryover utilized was $5,903,036.

11.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic and a recent resurgence of COVID-19 has caused a continued time of uncertainty. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. Management of the Series will continue to monitor the impact of COVID-19 on investment performance, financial statements and the Series’ operations.

21

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Real Estate Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 18, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

22

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $376,422 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 2.18%.

The Series designates $4,523,226, or 92.01% of the dividends distributed as Section 199A dividends.

The Series designates $21,112,200 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2021.

23

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004- 2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

24

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019- 2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

25

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker- Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker- Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

26

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial
Group; Director of Fund Administration (2017-2019) - Thornburg Investment
Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson
Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/
Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and
affiliates
Holds one or more of the following titles for various affiliates: General
Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier

Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

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28

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29

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNRES-12/21-AR

30

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past two years, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ’set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income that is exempt from federal income taxes which the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

Despite lingering inflation concerns, potential balance sheet reductions by the Federal Reserve, and looming interest rate hikes, the municipal bond market posted slightly positive returns for the year. Overall, municipal yields ended the year slightly higher with the largest increase occurring in the belly of the curve (i.e., securities in the 5 to 7-year maturity range generally saw the greatest increase in yields) and credit spreads tightened. The highest returning areas of the market included hospital and transportation bonds from a sector perspective, longer-dated issuances from a maturity perspective, and lower quality issuances when looking at it from a quality perspective.

The Diversified Tax Exempt Series Class A shares delivered positive absolute returns but underperformed on a relative basis, returning 0.16% during the year versus 0.59% for the benchmark (i.e., the Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index).

Underperformance primarily occurred during the first part of the year given the Series’ higher duration than the benchmark, coupled with an overweight allocation to longer-dated securities, as interest rates rose.

In terms of positioning, we continue to have a positive view of revenue bonds and, within general obligations (GOs), we have a relatively high-quality tilt as a result of our selectivity within the sector.

As the economic cycle moves forward, we are actively becoming more measured in our approach. Given tight credit spreads across much of the market and the prospect of interest rates rising off their post-pandemic lows, fixed income investors can generally expect a more challenging environment going forward.

Performance for the Diversified Tax Exempt Series Class A shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

Diversified Tax Exempt Series

Performance Update as of December 31, 2021

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF DECEMBER 31, 2021
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Diversified Tax Exempt Series - Class A2	0.16%	2.78%	1.77%
Diversified Tax Exempt Series - Class W2,3	0.62%	3.08%	1.92%
Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index[4]	0.59%	3.00%	2.48%

The following graph compares the value of a $10,000 investment in the Diversified Tax Exempt Series - Class A for the ten years ended December 31, 2021 to the Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2021, this net expense ratio was 0.67% for Class A and 0.17% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.67% for Class A and 0.67% for Class W for the year ended December 31, 2021.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class A shares. Because the Class W shares invest in the same portfolio of securities as the Class A shares, performance will be different only to the extent that the Class A shares have a higher expense ratio.

4The Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index is a subset of the ICE BofA U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses.Index returns provided by ICE Intercontinental Exchange (ICE). Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	7/1/21	12/31/21	7/1/21 - 12/31/21	RATIO
Class A
Actual	$1,000.00	$997.70	$3.37	0.67%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.83	$3.41	0.67%
Class W
Actual	$1,000.00	$999.70	$0.86	0.17%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.35	$0.87	0.17%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2021

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

Top Ten States[2]
New York	20.3%	Ohio	4.6%
Texas	9.4%	District of Columbia	3.2%
Illinois	8.1%	Arizona	3.1%
Pennsylvania	6.5%	New Jersey	3.0%
Florida	5.5%	Tennessee	2.9%

2As a percentage of total investments.

5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2021

	PRINCIPAL
	AMOUNT1/	VALUE
	SHARES	(NOTE 2)

MUNICIPAL BONDS - 87.7%
ALABAMA - 1.0%
Cullman Utilities Board Water Division, Revenue Bond, AGM, 4.000%, 9/1/2025	1,000,000	$1,119,740

ALASKA - 2.1%
Alaska Municipal Bond Bank Authority
Electric Light & Power Impt., Revenue Bond, 5.000%, 12/1/2025	750,000	876,428
Electric Light & Power Impt., Revenue Bond, 5.000%, 12/1/2030	875,000	1,146,154
Public Impt., Prerefunded Balance, Series 2, Revenue Bond, 5.000%, 9/1/2022	365,000	367,752
Public Impt., Unrefunded Balance, Series 2, Revenue Bond, 5.000%, 9/1/2022	135,000	136,023
		2,526,357
ARIZONA - 3.1%
Mesa
Multiple Utility Impt., Revenue Bond, 5.000%, 7/1/2023	1,050,000	1,124,655
Multiple Utility Impt., Revenue Bond, 5.000%, 7/1/2024	1,200,000	1,337,784
Scottsdale, Water & Sewer, Revenue Bond, 5.250%, 7/1/2022	1,130,000	1,158,510
		3,620,949
COLORADO - 1.0%
E-470 Public Highway Authority, Senior Lien, Series A, Revenue Bond, 5.000%, 9/1/2026	1,000,000	1,195,750

DISTRICT OF COLUMBIA - 3.1%
District of Columbia
Public Impt., Series A, G.O. Bond, 5.000%, 6/1/2022	1,385,000	1,412,506
Public Impt., Series D, G.O. Bond, 5.000%, 6/1/2022	1,250,000	1,274,825
District of Columbia Water & Sewer Authority, Series C, Revenue Bond, 5.000%, 10/1/2022	1,000,000	1,035,830
		3,723,161
FLORIDA - 5.4%
Central Florida Expressway Authority
Senior Lien, Revenue Bond, 5.000%, 7/1/2024	500,000	556,880
Senior Lien, Revenue Bond, 5.000%, 7/1/2027	500,000	613,800
Senior Lien, Revenue Bond, 5.000%, 7/1/2038	530,000	639,896
Florida State, Series B, G.O. Bond, 5.000%, 6/1/2024	930,000	1,034,104
Florida State Department of Transportation Turnpike System, Series B, Revenue Bond, 2.500%, 7/1/2026	505,000	537,367
	PRINCIPAL
	AMOUNT1/	VALUE
	SHARES	(NOTE 2)

MUNICIPAL BONDS (continued)
FLORIDA (continued)
JEA Electric System, Series A, Revenue Bond, 5.000%, 10/1/2028	1,000,000	$1,256,280
Port St. Lucie Utility System, Water Utility Impt., Revenue Bond, NATL, 5.250%, 9/1/2023	500,000	540,705
Tampa-Hillsborough County Expressway Authority, Highway Impt., Series A, Revenue Bond, BAM, 5.000%, 7/1/2028	1,000,000	1,250,360
		6,429,392
HAWAII - 0.4%
Hawaii, Series GJ, G.O. Bond, 1.033%, 8/1/2025	500,000	495,595

ILLINOIS - 8.0%
Aurora, Waterworks & Sewerage
Series B, Revenue Bond, 3.000%,12/1/2022	500,000	512,490
Series B, Revenue Bond, 3.000%, 12/1/2023	625,000	654,219
Illinois Municipal Electric Agency
Series A, Revenue Bond, 5.000%, 2/1/2025	2,000,000	2,265,220
Series A, Revenue Bond, 5.000%, 2/1/2026	730,000	844,515
Illinois State, Public Impt., Series A, G.O. Bond, 5.000%, 11/1/2024	1,800,000	2,017,728
Illinois State Toll Highway Authority
Highway Impt., Series B, Revenue Bond, 5.000%, 1/1/2038	1,050,000	1,234,485
Series B, Revenue Bond, 5.000%, 1/1/2031	1,500,000	1,933,155
		9,461,812
INDIANA - 1.0%
South Bend Sewage Works, Revenue Bond, 3.000%, 12/1/2025	1,075,000	1,172,890

IOWA - 2.3%
Cedar Falls, Electric Utility, Revenue Bond, 5.000%, 12/1/2023	2,000,000	2,177,760
Johnston, Public Impt., Series A, G.O. Bond, 5.000%, 6/1/2023	520,000	554,830
		2,732,590
KENTUCKY - 1.3%
Kentucky Municipal Power Agency, Series A, Revenue Bond, NATL, 5.000%, 9/1/2024	1,355,000	1,508,142

LOUISIANA - 1.0%
New Orleans
Sewer Impt., Revenue Bond, 5.000%, 6/1/2023	300,000	319,698
Sewer Impt., Series B, Revenue Bond, 5.000%, 6/1/2027	500,000	605,040

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2021

	PRINCIPAL
	AMOUNT1/	VALUE
	SHARES	(NOTE 2)

MUNICIPAL BONDS (continued)
LOUISIANA (continued)
Shreveport, Water & Sewer, Series B, Revenue Bond, AGM, 3.000%, 12/1/2022	300,000	$306,966
		1,231,704
MAINE - 0.6%
Maine Turnpike Authority, Highway Impt., Revenue Bond, 5.000%, 7/1/2033	550,000	715,126

MARYLAND - 0.6%
Baltimore County, G.O. Bond, 5.000%, 3/1/2023	665,000	702,134

MASSACHUSETTS - 0.4%
Massachusetts, Series B, G.O. Bond, 5.000%, 7/1/2024	410,000	457,511

MISSISSIPPI - 0.4%
Mississippi, Series E, G.O. Bond, 1.122%, 10/1/2025	500,000	497,800

MISSOURI - 2.1%
Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond, 4.000%, 1/1/2025	750,000	826,222
Missouri Joint Municipal Electric Utility Commission, Prairie Street Project, Revenue Bond, 5.000%, 1/1/2027	1,410,000	1,696,456
		2,522,678
NEBRASKA - 1.4%
Nebraska Public Power District, Series B, Revenue Bond, 5.000%, 1/1/2030	640,000	829,408
Omaha, Public Impt., Series A, G.O. Bond, 2.500%, 1/15/2023	760,000	778,012
		1,607,420
NEW JERSEY - 2.9%
New Jersey Economic Development Authority
Revenue Bond, 5.000%, 6/15/2028	700,000	868,084
School Impt., Revenue Bond, 5.000%, 6/15/2029	750,000	946,200
New Jersey Transportation Trust Fund Authority, Transit Impt., Series AA, Revenue Bond, 5.000%, 6/15/2026	1,445,000	1,650,609
		3,464,893
NEW MEXICO - 1.1%
Albuquerque Bernalillo County Water Utility Authority, Water Utility Impt., Revenue Bond, 5.000%, 7/1/2022	1,250,000	1,279,812

NEW YORK - 20.1%
Metropolitan Transportation Authority, Transit Impt., Green Bond, Series C-1, Revenue Bond, 4.750%, 11/15/2045	2,000,000	2,396,240
	PRINCIPAL
	AMOUNT1/	VALUE
	SHARES	(NOTE 2)

MUNICIPAL BONDS (continued)
NEW YORK (continued)
New York City
Public Impt., Subseries F-3, G.O. Bond, 5.000%, 12/1/2024	825,000	$934,057
Series D, G.O. Bond, 1.216%, 8/1/2026	1,200,000	1,183,500
Series J, G.O. Bond, 5.000%, 8/1/2023	950,000	1,020,680
New York City Transitional Finance Authority, Building Aid, Prerefunded Balance, Series S-4A, Revenue Bond, 5.000%, 7/15/2023	645,000	691,950
New York City Water & Sewer System, Series EE, Revenue Bond, 5.000%, 6/15/2040	3,500,000	4,292,855
New York State Dormitory Authority
Public Impt., Prerefunded Balance, Series C, Revenue Bond, 5.000%, 3/15/2023	2,000,000	2,114,920
School Impt., Series E, Revenue Bond, AGM, 5.000%, 10/1/2025	860,000	928,680
Series C, Revenue Bond, 0.887%, 3/15/2025	950,000	936,861
Series C, Revenue Bond, 1.187%, 3/15/2026	1,110,000	1,094,627
New York State Thruway Authority, Series B, Revenue Bond, 4.000%, 1/1/2038	2,390,000	2,799,359
New York State Urban Development Corp., Highway Impt., Series C, Revenue Bond, 5.000%, 3/15/2024	765,000	808,819
Port Authority of New York & New Jersey, Airport & Marina Impt., Consolidated Series 222, Revenue Bond, 5.000%, 7/15/2032	1,185,000	1,544,884
Triborough Bridge & Tunnel Authority, Series A, Revenue Bond, 5.000%, 11/15/2023	2,805,000	2,981,939
		23,729,371
NORTH CAROLINA - 1.9%
Charlotte, Series A, G.O. Bond, 5.000%, 8/1/2022	615,000	632,202
North Carolina Turnpike Authority, Highway Impt., Revenue Bond, 5.000%, 2/1/2024	1,500,000	1,634,865
		2,267,067
OHIO - 4.6%
Brecksville-Broadview Heights City School District, School Impt., Prerefunded Balance, G.O. Bond, 5.000%, 12/1/2048..	1,000,000	1,089,480
Cincinnati, Public Impt., Series A, G.O. Bond, 5.000%, 12/1/2027.	1,100,000	1,365,056
Mason
Recreational Facility Impt., Series A, G.O. Bond, 3.000%, 12/1/2023	595,000	625,732

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2021

	PRINCIPAL
	AMOUNT1/	VALUE
	SHARES	(NOTE 2)

MUNICIPAL BONDS (continued)
OHIO (continued)
Mason (continued)
Recreational Facility Impt., Series B, G.O. Bond, 2.000%, 12/1/2023	680,000	$702,188
Middletown City School District, School Impt., Prerefunded Balance, G.O. Bond, 5.250%, 12/1/2040	1,000,000	1,046,260
Toledo Water System, Water Utility Impt., Series A, Revenue Bond, 5.000%, 11/15/2022	610,000	610,818
		5,439,534
OREGON - 1.2%
Metro, Recreational Facility Impt., Series A, G.O. Bond, 5.000%, 6/1/2023	825,000	841,137
Oregon State, Public Impt., Series K, G.O. Bond, 5.000%, 8/1/2023	575,000	617,682
		1,458,819

PENNSYLVANIA - 6.4%
Pennsylvania Turnpike Commission
Highway Impt., Series A, Revenue Bond, 5.000%, 12/1/2029	750,000	964,448
Highway Impt., Series A, Revenue Bond, 5.000%, 12/1/2030	850,000	1,089,742
Highway Impt., Series A-1, Revenue Bond, 5.000%, 12/1/2023	1,200,000	1,306,656
Series A-2, Revenue Bond, 5.000%, 6/1/2028..	590,000	695,215
Philadelphia, Water & Wastewater, Water Utility Impt., Series A, Revenue Bond, 5.000%, 11/1/2040	2,450,000	3,152,341
Pittsburgh Water & Sewer Authority, Series B, Revenue Bond, AGM, 5.000%, 9/1/2032	300,000	393,165
		7,601,567
TENNESSEE - 2.9%
Knoxville Electric System Revenue
Series FF, Revenue Bond, 5.000%, 7/1/2023	800,000	818,648
Series FF, Revenue Bond, 5.000%, 7/1/2025	705,000	721,250
Metropolitan Government of Nashville & Davidson County, Water & Sewer, Series B, Revenue Bond, 1.031%, 7/1/2025	650,000	642,915
Sullivan County, Correctional Facility Impt, G.O. Bond, 5.000%, 5/1/2027	1,000,000	1,220,910
		3,403,723
TEXAS - 9.3%
Austin Electric Utility, Series A, Revenue Bond, 5.000%, 11/15/2022	500,000	520,870
Central Texas Turnpike System, Series C, Revenue Bond, 5.000%, 8/15/2027	1,470,000	1,639,667
Harris County, Senior Lien, Toll Road Impt., Series B, Revenue Bond, 5.000%, 8/15/2023	600,000	645,888
	PRINCIPAL
	AMOUNT1/	VALUE
	SHARES	(NOTE 2)

MUNICIPAL BONDS (continued)
TEXAS (continued)
North Texas Municipal Water District Water System, Series A, Revenue Bond, 5.000%, 9/1/2027	1,500,000	$1,847,640
North Texas Tollway Authority
Series A, Revenue Bond, 5.000%, 1/1/2026	500,000	545,010
Series A, Revenue Bond, 5.000%, 1/1/2027	2,000,000	2,339,160
Series B, Revenue Bond, 5.000%, 1/1/2029	925,000	1,173,002
San Antonio Electric & Gas, Revenue Bond, 5.000%, 2/1/2025	1,000,000	1,027,680
Texas Municipal Gas Acquisition & Supply Corp. III
Revenue Bond, 5.000%, 12/15/2026	200,000	237,338
Revenue Bond, 5.000%, 12/15/2027	600,000	728,202
Revenue Bond, 5.000%, 12/15/2028	250,000	309,510
		11,013,967
WASHINGTON - 2.1%
Washington State, Series R, G.O. Bond, 5.000%, 8/1/2027	2,000,000	2,464,300

TOTAL MUNICIPAL BONDS
(Identified Cost $101,924,103)		103,843,804

U.S. TREASURY SECURITIES - 5.9%

U.S. Treasury Notes - 5.9%
U.S. Treasury Note
1.50%, 12/15/2022	590,000	596,960
0.125%, 1/31/2023	605,000	602,920
0.125%, 2/28/2023	605,000	602,519
0.125%, 3/31/2023	605,000	602,235
0.25%, 4/15/2023	600,000	598,008
1.75%, 5/15/2023	590,000	599,749
0.25%, 6/15/2023	600,000	597,234
0.125%, 7/15/2023	605,000	600,675
2.50%, 8/15/2023	580,000	597,400
0.875%, 12/15/2024	500,000	500,664
1.625%, 12/31/2024	500,000	511,543
2.25%, 12/31/2024	500,000	518,926

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $6,953,625)		6,928,833

SHORT-TERM INVESTMENT - 5.2%
Dreyfus Government Cash Management, Institutional Shares, 0.03%[2]
(Identified Cost $6,212,918)	6,212,918	6,212,918

TOTAL INVESTMENTS - 98.8%
(Identified Cost $115,090,646)		116,985,555
OTHER ASSETS, LESS LIABILITIES - 1.2%		1,384,745
NET ASSETS - 100.0%		$118,370,300

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2021

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Rate shown is the current yield as of December 31, 2021.

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2021

ASSETS:

Investments, at value (identified cost $115,090,646) (Note 2)	$116,985,555
Interest receivable	1,176,869
Receivable for fund shares sold	241,632
Dividends receivable	140
Prepaid expenses	8,241

118,412,437
TOTAL ASSETS

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	22,296
Accrued Chief Compliance Officer service fees (Note 3)	1,531
Accrued management fees (Note 3)	1,082
Audit fees payable	7,502
Accrued printing and postage fees payable	3,912
Other payables and accrued expenses	5,814

TOTAL LIABILITIES	42,137

TOTAL NET ASSETS	$118,370,300

NET ASSETS CONSIST OF:

Capital stock	$108,176
Additional paid-in-capital	114,998,518
Total distributable earnings (loss)	3,263,606

TOTAL NET ASSETS	$118,370,300

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($2,430,359/222,137 shares)	$10.94

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($115,939,941/10,595,438 shares)	$10.94

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2021

INVESTMENT INCOME:

Interest	$2,068,971
Dividends	1,154
Other Income	10,885

Total Investment Income	2,081,010

EXPENSES:

Management fees (Note 3)	654,179
Fund accounting and administration fees (Note 3)	67,587
Directors’ fees (Note 3)	16,044
Chief Compliance Officer service fees (Note 3)	6,123
Audit fees	49,635
Custodian fees	5,712
Miscellaneous	79,925

Total Expenses	879,205
Less reduction of expenses (Note 3)	(641,517)

Net Expenses	237,688

NET INVESTMENT INCOME	1,843,322

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	8,714,790

Net change in unrealized appreciation (depreciation) on investments	(9,903,740)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,188,950)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$654,372

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,843,322	$4,311,399
Net realized gain (loss) on investments	8,714,790	2,133,194
Net change in unrealized appreciation (depreciation) on investments	(9,903,740)	6,077,786

Net increase (decrease) from operations	654,372	12,522,379

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class A	(151,254)	(46,521)
Class W	(7,220,650)	(5,434,869)

Total distributions to shareholders	(7,371,904)	(5,481,390)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(131,176,695)	55,493,327

Net increase (decrease) in net assets	(137,894,227)	62,534,316

NET ASSETS:

Beginning of year	256,264,527	193,730,211

End of year	$118,370,300	$256,264,527

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Financial Highlights - Class A

	FOR THE YEAR ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.58	$11.14	$10.90	$10.98	$10.86

Income from investment operations:
Net investment income[1]	0.10	0.15	0.17	0.15	0.13
Net realized and unrealized gain (loss) on investments	(0.08)	0.48	0.39	(0.08)	0.13
Total from investment operations	0.02	0.63	0.56	0.07	0.26
Less distributions to shareholders:
From net investment income	(0.09)	(0.10)	(0.20)	(0.15)	(0.14)
From net realized gain on investments	(0.57)	(0.09)	(0.12)	—	—
Total distributions to shareholders	(0.66)	(0.19)	(0.32)	(0.15)	(0.14)

Net asset value - End of year.	$10.94	$11.58	$11.14	$10.90	$10.98
Net assets - End of year (000’s omitted)	$2,430	$2,324	$4,394	$297,814	$278,329
Total return[2]	0.16%	5.73%	5.10%	0.65%	2.37%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.67%	0.61%	0.58%	0.59%	0.58%
Net investment income	0.91%	1.35%	1.62%	1.42%	1.22%
Series portfolio turnover	23%	41%	29%	12%	4%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Financial Highlights - Class W

	FOR THE YEAR ENDED		FOR THE
			PERIOD
			3/1/19[1] TO
	12/31/21	12/31/20	12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.59	$11.15	$11.01

Income from investment operations:
Net investment income[2]	0.16	0.21	0.20
Net realized and unrealized gain (loss) on investments	(0.09)	0.48	0.31
Total from investment operations	0.07	0.69	0.51

Less distributions to shareholders:
From net investment income	(0.15)	(0.16)	(0.25)
From net realized gain on investments	(0.57)	(0.09)	(0.12)
Total distributions to shareholders	(0.72)	(0.25)	(0.37)

Net asset value - End of period	$10.94	$11.59	$11.15
Net assets - End of period (000’s omitted)	$115,940	$253,941	$189,336
Total return[3]	0.62%	6.23%	4.61%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.17%	0.11%	0.11% [4]
Net investment income	1.42%	1.79%	2.14% [4]
Series portfolio turnover	23%	41%	29%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.50%	0.50%	0.50%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Series is authorized to issue two classes of shares (Class A and Class W). While each class of shares is substantially the same, each class has its own investment eligibility criteria and cost structure.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock and 50 million have been designated as Diversified Tax Exempt Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input

15

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Municipal Bonds	$103,843,804	$—	$103,843,804	$—
U.S. Treasury and other U.S. Government agencies	6,928,833	—	6,928,833	—
Short-Term Investment	6,212,918	6,212,918	—	—
Total assets	$116,985,555	$6,212,918	$110,772,637	$—

There were no Level 3 securities held by the Series as of December 31, 2020 or December 31, 2021.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2018 through December 31, 2021. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class A shares and 0.35% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the

17

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $641,517 in management fees for Class W shares for the year ended December 31, 2021. This amount is included as a reduction of expenses on the Statement of Operations.

As of December 31, 2021, there are no expenses eligible to be recouped by the Advisor.

4.	Purchases and Sales of Securities

For the year ended December 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $23,727,593 and $163,529,188, respectively. Purchases of U.S. Government securities, other than short-term securities, were $6,961,565. There were no sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class A and Class W of Diversified Tax Exempt Series were:

CLASS A	FOR THE YEAR ENDED 12/31/21		FOR THE YEAR ENDED 12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	121,144	$1,400,116	82,203	$893,427
Reinvested	13,707	150,949	3,999	45,891
Repurchased	(113,352)	(1,298,287)	(279,889)	(3,192,964)
Total	21,499	$252,778	(193,687)	$(2,253,646)

CLASS W	FOR THE YEAR ENDED 12/31/21		FOR THE YEAR ENDED 12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,222,473	$14,076,424	10,351,481	$118,837,178
Reinvested	629,320	6,944,529	424,534	4,884,034
Repurchased	(13,167,815)	(152,450,426)	(5,850,618)	(65,974,239)
Total	(11,316,022)	$(131,429,473)	4,925,397	$57,746,973

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended December 31, 2021, the Series did not borrow under the line of credit.

18

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2021.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments and tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2021, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $3,036,731 and decrease Total Distributable Earnings (Loss) by $3,036,731. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/21	FOR THE YEAR ENDED 12/31/20
Ordinary income	$557,648	$1,270,851
Tax exempt income	$1,548,715	$3,455,906
Long-term capital gains	$5,265,541	$754,633

At December 31, 2021, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$115,143,947
Unrealized appreciation	2,034,025
Unrealized depreciation	(192,417)

Net unrealized appreciation	$1,841,608
Undistributed tax exempt income	$1,395,430
Undistributed long-term capital gains	$16,395

9.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic and a recent resurgence of COVID-19 has caused a continued time of uncertainty. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. Management of the Series will continue to monitor the impact of COVID-19 on investment performance, financial statements and the Series’ operations.

19

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Diversified Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 18, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

20

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series designates $7,874,817 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2021.

21

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018);
Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

22

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019-2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

23

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

24

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

25

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863

On the Securities and Exchange

Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863

On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863

On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/21-AR

26

Manning & Napier Fund, Inc.

New York Tax Exempt Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past two years, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ’set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

New York Tax Exempt Series

Fund Commentary
(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and New York State personal income tax.

Performance Commentary

Despite lingering inflation concerns, potential balance sheet reductions by the Federal Reserve, and looming interest rate hikes, the municipal bond market posted slightly positive returns for the year. Overall, municipal yields ended the year slightly higher with the largest increase occurring in the belly of the curve (i.e., securities in the 5 to 7-year maturity range generally saw the greatest increase in yields) and credit spreads tightened. The highest returning areas of the market included hospital and transportation bonds from a sector perspective, longer-dated issuances from a maturity perspective, and lower quality issuances when looking at it from a quality perspective.

The New York Tax-Exempt Series Class A shares delivered positive absolute returns but underperformed on a relative basis, returning 0.24% during the year versus 0.59% for the benchmark (i.e., the Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index).

Underperformance primarily occurred during the first part of the year given the Series’ higher duration than the benchmark, coupled with an overweight allocation to longer-dated securities, as interest rates rose.

In terms of positioning, we continue to have a positive view of revenue bonds and, within general obligations (GOs), we have a relatively high-quality tilt as a result of our selectivity within the sector.

As the economic cycle moves forward, we are actively becoming more measured in our approach. Given tight credit spreads across much of the market and the prospect of interest rates rising off their post-pandemic lows, fixed income investors can generally expect a more challenging environment going forward.

Performance for the New York Tax Exempt Series Class A shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

New York Tax Exempt Series

Performance Update as of December 31, 2021

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
New York Tax Exempt Series - Class A2	0.24%	2.51%	1.61%
New York Tax Exempt Series - Class W2,3	0.80%	2.83%	1.77%
Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index[4]	0.59%	3.00%	2.48%

The following graph compares the value of a $10,000 investment in the New York Tax Exempt Series - Class A for the ten years ended December 31, 2021 to the Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2021, this net expense ratio was 0.79% for Class A and 0.29% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.79% for Class A and 0.79% for Class W for the year ended December 31, 2021.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class A shares. Because the Class W shares invest in the same portfolio of securities as the Class A shares, performance will be different only to the extent that the Class A shares have a higher expense ratio.

4The Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index is a subset of the ICE BofA U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses. Index returns provided by ICE Intercontinental Exchange (ICE). Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	7/1/21	12/31/21	7/1/21 - 12/31/21	RATIO
Class A
Actual	$1,000.00	$997.30	$3.98	0.79%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.22	$4.02	0.79%
Class W
Actual	$1,000.00	$1,001.10	$1.46	0.29%
Hypothetical
(5% return before expenses)	$1,000.00	$1,023.74	$1.48	0.29%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

New York Tax Exempt Series

Portfolio Composition as of December 31, 2021

(unaudited)

Sector Allocation[1]

1As a percentage of net assets. 2A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS - 91.2%
Bath Central School District, G.O.
Bond, 4.000%, 6/15/2025	750,000	$842,123
Beacon City School District, G.O.
Bond, 2.000%, 6/15/2024	390,000	402,344
Briarcliff Manor, Public Impt., G.O.
Bond, 5.000%, 2/1/2023	400,000	420,552
Brighton Central School District
G.O. Bond, 2.125%, 6/15/2025	500,000	528,295
School Impt., G.O. Bond, 2.000%,
6/15/2026	1,520,000	1,614,179
Brookhaven, Public Impt., Recreational
Facility Impt., G.O. Bond, 4.000%,
3/15/2025	400,000	432,092
Brookhaven-Comsewogue Union Free
School District, School Impt., G.O.
Bond, 2.250%, 5/15/2024	500,000	519,620
Buffalo, Public Impt., Recreational
Facility Impt., Series A, G.O. Bond,
5.000%, 4/1/2024	250,000	275,723
Buffalo Municipal Water Finance
Authority
Series A, Revenue Bond, 4.000%,
7/1/2022	300,000	305,472
Series A, Revenue Bond, 5.000%,
7/1/2023	300,000	320,256
Water Utility Impt., Series A, Revenue
Bond, AGM, 5.000%, 7/1/2039	250,000	293,323
Water Utility Impt., Series A, Revenue
Bond, AGM, 5.000%, 7/1/2043	600,000	699,384
Water Utility Impt., Series A, Revenue
Bond, AGM, 5.000%, 7/1/2048	250,000	289,627
Clarkstown, Public Impt., Series A, G.O.
Bond, 2.000%, 6/15/2026	535,000	564,527
Dutchess County, Series B, G.O. Bond,
2.000%, 4/1/2027	1,000,000	1,068,480
Enlarged City School District of Troy,
G.O. Bond, BAM, 2.000%, 6/1/2026	500,000	526,565
Erie County
Public Impt., Series A, G.O. Bond,
5.000%, 9/15/2026	300,000	360,831
Public Impt., Series A, G.O. Bond,
5.000%, 9/15/2027	200,000	247,476
Erie County Fiscal Stability Authority,
Series D Revenue Bond, 5.000%,
9/1/2038	1,000,000	1,217,530
Greece Central School District, G.O.
Bond, BAM, 2.500%, 6/15/2023	620,000	639,790
Kings Park Central School District,
School Impt., G.O. Bond, 2.000%,
9/1/2024	415,000	432,306
Metropolitan Transportation Authority,
Transit Impt., Green Bond, Series C-1,
Revenue Bond, 4.750%, 11/15/2045	1,175,000	1,407,791
New York City
G.O. Bond, 5.000%, 8/1/2026	515,000	616,331

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York City (continued)
Public Impt., Series 2, G.O. Bond,
3.375%, 3/1/2025	500,000	$532,275
Public Impt., Series D2, G.O. Bond,
3.430%, 12/1/2024	500,000	531,995
Series D, G.O. Bond, 1.216%,
8/1/2026	500,000	493,125
New York City Transitional Finance
Authority Building Aid
Prerefunded Balance, Revenue Bond,
5.000%, 7/15/2023	390,000	417,827
Unrefunded Balance, Revenue Bond,
5.000%, 7/15/2023	430,000	461,265
New York City Transitional Finance
Authority, Building Aid, Public Impt.,
Series S-2, Revenue Bond, 5.000%,
7/15/2023	2,000,000	2,145,420
New York City Transitional Finance
Authority, Future Tax Secured,
Series B, Revenue Bond, 5.000%,
11/1/2024	3,000,000	3,119,160
New York City Water & Sewer
System, Water Utility Impt., Subseries
BB-1, Revenue Bond, 5.000%,
6/15/2046	2,000,000	2,407,160
New York State, Highway Impt., Series
A, G.O. Bond, 5.000%, 3/15/2023	510,000	539,335
New York State Dormitory Authority
Highway Impt., Series A, Revenue
Bond, 5.000%, 3/15/2027	315,000	379,037
School Impt., Series A, Revenue
Bond, 5.000%, 3/15/2027	450,000	549,936
School Impt., Unrefunded Balance,
Series E, Revenue Bond, 5.000%,
3/15/2026	760,000	901,717
Series C, Revenue Bond, 0.887%,
3/15/2025	500,000	493,085
Unrefunded Balance, Series A,
Revenue Bond, 5.000%, 2/15/2030	1,500,000	1,810,650
New York State Environmental Facilities
Corp.
Water and Sewer, Series A, Revenue
Bond, 5.000%, 6/15/2025	300,000	320,625
Water Utility Impt., Series B, Revenue
Bond, 4.000%, 8/15/2046	2,000,000	2,233,000
New York State Thruway Authority,
Series B, Revenue Bond, 4.000%,
1/1/2038	1,000,000	1,171,280
New York State Urban Development
Corp.
Economic Impt., Series A, Revenue
Bond, 5.000%, 3/15/2025	435,000	497,653
Series A, Revenue Bond, 5.000%,
3/15/2027	1,875,000	2,214,825
North Colonie Central School District,
G.O. Bond, 2.000%, 7/15/2027	1,000,000	1,068,390

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
North Rose-Wolcott Central School
District, G.O. Bond, AGM, 2.000%,
6/15/2025	500,000	$522,830
Onondaga County, Public Impt.,
Telecommunications Impt., G.O. Bond,
5.000%, 5/15/2023	1,000,000	1,065,090
Orangetown, Series B, G.O. Bond,
5.000%, 9/15/2026	355,000	424,615
Perinton
G.O. Bond, 4.000%, 12/15/2022	210,000	217,327
G.O. Bond, 4.000%, 12/15/2023	160,000	171,067
Port Authority of New York & New
Jersey, Consolidated Series 184,
Revenue Bond, 5.000%, 9/1/2025	1,000,000	1,121,770
Rochester, School Impt., Series A, G.O.
Bond, AMBAC, 5.000%, 8/15/2022	95,000	97,818
Sachem Central School District, G.O.
Bond, 5.000%, 10/15/2023	250,000	271,042
Schenectady, School Impt., G.O. Bond,
2.000%, 12/15/2024	1,485,000	1,551,186
Smithtown
Public Impt., Recreational Facility
Impt., G.O. Bond, 2.000%,
2/15/2022	675,000	676,444
Public Impt., Recreational Facility
Impt., G.O. Bond, 2.000%,
2/15/2023	435,000	443,770
South Glens Falls Central School
District, Series A, G.O. Bond, 2.000%,
7/15/2027	1,000,000	1,066,150
Sullivan County, Public Impt., G.O.
Bond, 3.000%, 11/15/2023	500,000	522,120
Triborough Bridge & Tunnel Authority
Highway Impt., Series A, Revenue
Bond, 5.000%, 11/15/2023	350,000	380,488
Highway Impt., Series A, Revenue
Bond, 4.000%, 11/15/2044	500,000	584,535
Series B, Revenue Bond, 5.000%,
11/15/2029	360,000	437,872
Vestal Central School District, G.O.
Bond, 2.000%, 6/15/2025	685,000	718,914
Wappinger
Highway Impt., G.O. Bond, 2.000%,
10/1/2027	310,000	330,603
Highway Impt., G.O. Bond, 2.000%,
10/1/2028	320,000	341,849
Webster Central School District
School Impt., G.O. Bond, 2.125%,
10/15/2025	320,000	338,909
School Impt., G.O. Bond, 2.250%,
10/15/2026	330,000	354,443

TOTAL MUNICIPAL BONDS
(Identified Cost $46,773,931)		47,951,219

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. TREASURY SECURITIES - 4.3%

U.S. Treasury Notes - 4.3%
U.S. Treasury Note
1.50%, 12/15/2022	245,000	$247,890
0.125%, 1/31/2023	250,000	249,141
0.125%, 2/28/2023	250,000	248,974
0.125%, 3/31/2023	250,000	248,857
0.25%, 4/15/2023	250,000	249,170
1.75%, 5/15/2023	245,000	249,048
0.25%, 6/15/2023	250,000	248,848
0.125%, 7/15/2023	250,000	248,213
2.50%, 8/15/2023	240,000	247,200

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $2,246,631)		2,237,341

SHORT-TERM INVESTMENT - 3.6%
Dreyfus Government Cash
Management, Institutional Shares, 0.03%[2]
(Identified Cost $1,901,752)	1,901,752	1,901,752

TOTAL INVESTMENTS - 99.1%
(Identified Cost $50,922,314)		52,090,312
OTHER ASSETS, LESS LIABILITIES - 0.9%		463,142
NET ASSETS - 100.0%		$52,553,454

KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:
AGM (Assurance Guaranty Municipal Corp.)
AMBAC (AMBAC Assurance Corp.)
BAM (Build America Mutual Assurance Co.)
The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Rate shown is the current yield as of December 31, 2021.

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2021

ASSETS:

Investments, at value (identified cost $50,922,314) (Note 2)	$52,090,312
Interest receivable	450,660
Receivable for fund shares sold	44,859
Dividends receivable	66
Prepaid expenses	2,328

TOTAL ASSETS	52,588,225

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	18,235
Accrued Chief Compliance Officer service fees (Note 3)	1,531
Accrued management fees (Note 3)	819
Audit fees payable	7,053
Accrued printing and postage fees payable	3,151
Other payables and accrued expenses	3,982

TOTAL LIABILITIES	34,771

TOTAL NET ASSETS	$52,553,454

NET ASSETS CONSIST OF:

Capital stock	$50,994
Additional paid-in-capital	50,720,649
Total distributable earnings (loss)	1,781,811

TOTAL NET ASSETS	$52,553,454

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,931,212/187,432 shares)	$10.30

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($50,622,242/4,911,956 shares)	$10.31

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2021

INVESTMENT INCOME:

Interest	$994,364
Dividends	740
Other Income	4,781

Total Investment Income	999,885

EXPENSES:

Management fees (Note 3)	280,286
Fund accounting and administration fees (Note 3)	54,510
Directors’ fees (Note 3)	6,936
Chief Compliance Officer service fees (Note 3)	6,124
Audit fees	48,337
Custodian fees	2,717
Miscellaneous	41,413

Total Expenses	440,323
Less reduction of expenses (Note 3)	(271,083)

Net Expenses	169,240

NET INVESTMENT INCOME	830,645

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	3,380,547

Net change in unrealized appreciation (depreciation) on investments	(3,800,351)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(419,804)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$410,841

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/21	FOR THE YEAR ENDED 12/31/20

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$830,645	$1,813,694
Net realized gain (loss) on investments	3,380,547	563,820
Net change in unrealized appreciation (depreciation) on investments	(3,800,351)	2,107,540

Net increase (decrease) from operations	410,841	4,485,054

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class A	(98,977)	(26,106)
Class W	(2,874,985)	(2,011,775)

Total distributions to shareholders	(2,973,962)	(2,037,881)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(52,921,093)	15,917,482

Net increase (decrease) in net assets	(55,484,214)	18,364,655

NET ASSETS:

Beginning of year	108,037,668	89,673,013

End of year	$52,553,454	$108,037,668

The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Financial Highlights - Class A

	FOR THE YEAR ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.83	$10.49	$10.34	$10.43	$10.31

Income from investment operations:
Net investment income[1]	0.11	0.14	0.16	0.14	0.12
Net realized and unrealized gain (loss) on investments	(0.08)	0.36	0.34	(0.08)	0.11
Total from investment operations	0.03	0.50	0.50	0.06	0.23
Less distributions to shareholders:
From net investment income	(0.09)	(0.10)	(0.18)	(0.15)	(0.11)
From net realized gain on investments	(0.47)	(0.06)	(0.17)	—	(0.00)[2]
Total distributions to shareholders	(0.56)	(0.16)	(0.35)	(0.15)	(0.11)

Net asset value - End of year	$10.30	$10.83	$10.49	$10.34	$10.43
Net assets - End of year (000’s omitted)	$1,931	$1,797	$1,952	$138,694	$154,018
Total return[3]	0.24%	4.73%	4.86%	0.54%	2.27%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.79%	0.67%	0.63%	0.62%	0.60%
Net investment income	0.99%	1.29%	1.56%	1.39%	1.12%
Series portfolio turnover	31%	35%	24%	21%	9%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Financial Highlights - Class W

	FOR THE YEAR ENDED		FOR THE
			PERIOD
			3/1/19[1] TO
	12/31/21	12/31/20	12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.84	$10.49	$10.45

Income from investment operations:
Net investment income[2]	0.16	0.19	0.19
Net realized and unrealized gain (loss) on investments	(0.07)	0.37	0.25
Total from investment operations	0.09	0.56	0.44
Less distributions to shareholders:
From net investment income	(0.15)	(0.15)	(0.23)
From net realized gain on investments	(0.47)	(0.06)	(0.17)
Total distributions to shareholders	(0.62)	(0.21)	(0.40)

Net asset value - End of period	$10.31	$10.84	$10.49
Net assets - End of period (000’s omitted)	$50,622	$106,241	$87,721
Total return[3]	0.80%	5.33%	4.23%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.29%	0.17%	0.16% [4]
Net investment income	1.50%	1.77%	2.09% [4]
Series portfolio turnover	31%	35%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.50%	0.50%	0.50%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Series is authorized to issue two classes of shares (Class A and Class W). While each class of shares is substantially the same, each class has its own investment eligibility criteria and cost structure.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock and 50 million have been designated as New York Tax Exempt Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input

13

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
New York Municipal Bonds	$47,951,219	$—	$47,951,219	$—
U.S. Treasury and other U.S.
Government agencies	2,237,341	—	2,237,341	—
Short-Term Investment	1,901,752	1,901,752	—	—
Total assets	$52,090,312	$1,901,752	$50,188,560	$—

There were no Level 3 securities held by the Series as of December 31, 2020 or December 31, 2021.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2018 through December 31, 2021. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

14

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated February 13, 2020 as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class A shares and 0.35% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the

15

New York Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $271,083 in management fees for Class W shares for the year ended December 31, 2021. This amount is included as a reduction of expenses on the Statement of Operations.

As of December 31, 2021, there are no expenses eligible to be recouped by the Advisor.

4.	Purchases and Sales of Securities

For the year ended December 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $14,645,521 and $67,871,675, respectively. Purchase of U.S. Government securities, other than short-term securities, were $2,249,737, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class A and Class W of New York Tax Exempt Series were:

CLASS A	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/21		12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	17,220	$185,742	5,832	$62,775
Reinvested	9,384	97,244	2,264	24,242
Repurchased	(5,153)	(55,716)	(28,204)	(301,366)
Total	21,451	$227,270	(20,108)	$(214,349)

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/21		12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	512,584	$5,518,545	3,744,691	$40,315,465
Reinvested	268,406	2,789,603	178,564	1,913,476
Repurchased	(5,673,889)	(61,456,511)	(2,476,935)	(26,097,110)
Total	(4,892,899)	$(53,148,363)	1,446,320	$16,131,831

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended December 31, 2021, the Series did not borrow under the line of credit.

16

New York Tax Exempt Series

Notes to Financial Statements (continued)

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2021.

8.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including market discount on investments and tax equialization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2021, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $1,116,056 and decrease Total Distributable Earnings (Loss) by $1,116,056. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/21	FOR THE YEAR ENDED 12/31/20
Ordinary income	$257,981	$448,308
Tax exempt income	$684,443	$1,457,001
Long-term capital gains	$2,031,538	$132,572

At December 31, 2021, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$50,932,618
Unrealized appreciation	1,232,635
Unrealized depreciation	(74,941)

Net unrealized appreciation	$1,157,694
Undistributed tax exempt income	$624,120

17

New York Tax Exempt Series

Notes to Financial Statements (continued)

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic and a recent resurgence of COVID-19 has caused a continued time of uncertainty. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. Management of the Series will continue to monitor the impact of COVID-19 on investment performance, financial statements and the Series’ operations.

18

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of New York Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 18, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

19

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series designates $3,164,301 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2021.

20

New York Tax Exempt Series

Directors’ and Officers’ Information
(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018);
Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-
2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) -
Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - VenBio (investments)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

21

New York Tax Exempt Series

Directors’ and Officers’ Information
(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family
Office); Head of Corporate Development (2019-2020) – Caelum Biosciences
(pharmaceutical development); Head of Private Investments (2015-2018) –
AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019-
2020) – Madison Dearborn Partners (private equity); General Counsel/CCO
(2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC
(Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since April 2020; Governance & Nominating Committee
Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management
(economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

22

New York Tax Exempt Series

Directors’ and Officers’ Information
(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration
Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual
Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors,
LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund,
Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor
Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications
Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-
Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance
Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-
Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant
Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.;
Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance
Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021;
Managing Director of Operations (2019-2021); Director of Funds Group
(2017-2019); Fund Product and Strategy Manager (2014-2017); Senior
Product and Strategy Analyst (2013-2014); Product and Strategy Analyst
(2011-2013) - Manning & Napier Advisors, LLC; President, Director since
2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust
Company since 2021;

23

New York Tax Exempt Series

Directors’ and Officers’ Information
(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial
Group; Director of Fund Administration (2017-2019) - Thornburg Investment
Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson
Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/
Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various affiliates: General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

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25

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNNYT-12/21-AR

26

Manning & Napier Fund, Inc.

Core Bond Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past two years, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ’set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Holdings will consist of US dollar denominated securities. The Series is not subject to maturity or duration restrictions.

Performance Commentary

Fixed income markets, as measured by the Bloomberg US Aggregate Bond Index, posted negative returns for only the fourth calendar year on record as markets grappled with lingering inflation concerns, potential balance sheet reductions by the Federal Reserve, and looming interest rate hikes. Overall, interest rates generally ended the year higher than they started, the yield curve flattened, and, despite intra-year volatility, credit spreads ended roughly unchanged.

The Core Bond Series Class S shares experienced negative returns and modestly underperformed on a relative basis, returning -1.89% vs. -1.54% for the benchmark (i.e., the Bloomberg US Aggregate Bond Index).

Relative underperformance was primarily driven by yield curve positioning as the Series was overweight the belly of the curve (i.e., securities in the 5 to 7-year maturity range generally saw the greatest increase in yields) in a period where the yield curve flattened. Alternatively, the Series benefited from strong selection within corporate bonds, as well as a lower overall duration as interest rates rose.

As the economic cycle moves forward, we are actively becoming more measured in our approach. Given tight credit spreads across much of the bond market and the prospect of interest rates rising off their post-pandemic lows, fixed income investors can generally expect a more challenging environment going forward.

That stated, while the market continued to look expensive from a valuation perspective; we found select opportunities across various sectors. Specifically, we continued to find attractive opportunities in corporate credits, particularly within the Energy and Financials sectors, and, despite tightening valuations, in select BBB-rated issuances from a bottom-up perspective. Additionally, we continued to view asset-backed securities as relatively attractive and focused on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and lower credit risk (e.g., student loans, prime autos, etc.). Finally, we maintain a somewhat lower duration than the broad market as upward pressure on interest rates remains elevated.

Performance for the Core Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Core Bond Series

Performance Update as of December 31, 2021

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF DECEMBER 31, 2021
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Core Bond Series - Class S2	(1.89%)	3.33%	3.19%
Core Bond Series - Class I2,3	(1.65%)	3.55%	3.34%
Core Bond Series - Class W2,4	(1.25%)	3.70%	3.37%
Core Bond Series - Class Z2,4	(1.53%)	3.54%	3.29%
Bloomberg U.S. Aggregate Bond Index[5]	(1.54%)	3.57%	2.90%

The following graph compares the value of a $10,000 investment in the Core Bond Series - Class S for the ten years ended December 31, 2021 to the Bloomberg Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2021, this net expense ratio was 0.65% for Class S, 0.45% for Class I, 0.05% for Class W and 0.30% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.65% for Class S, 0.47% for Class I, 0.35% for Class W and 0.35% for Class Z for the year ended December 31, 2021.

3For periods through August 3, 2015 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data. Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

3

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	7/1/21	12/31/21	7/1/21 - 12/31/21	RATIO
Class S
Actual	$1,000.00	$994.90	$3.37	0.67%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.83	$3.41	0.67%
Class I
Actual	$1,000.00	$996.80	$2.26	0.45%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%
Class W
Actual	$1,000.00	$999.10	$0.25	0.05%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%
Class Z
Actual	$1,000.00	$996.60	$1.51	0.30%
Hypothetical
(5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Core Bond Series

Portfolio Composition as of December 31, 2021

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

5

Core Bond Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

CORPORATE BONDS - 23.9%

Non-Convertible Corporate Bonds- 23.9%
Communication Services - 3.4%
Diversified Telecommunication Services - 1.5%
Verizon Communications, Inc., 4.272%, 1/15/2036	4,810,000	$5,650,492

Interactive Media & Services - 1.9%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	6,550,000	7,128,165
Total Communication Services		12,778,657

Consumer Discretionary - 1.5%
Hotels, Restaurants & Leisure - 0.5%
Expedia Group, Inc., 3.25%, 2/15/2030	1,850,000	1,889,725

Internet & Direct Marketing Retail - 1.0%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037	3,440,000	3,737,466
Total Consumer Discretionary		5,627,191

Energy - 6.1%
Oil, Gas & Consumable Fuels - 6.1%
BP Capital Markets America, Inc., 3.06%, 6/17/2041	4,710,000	4,780,110
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	4,200,000	5,711,575
Energy Transfer LP, 6.50%, 2/1/2042	3,590,000	4,636,352
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	3,240,000	4,492,340
The Williams Companies, Inc., 2.60%, 3/15/2031	3,650,000	3,629,276
Total Energy		23,249,653

Financials - 4.3%
Banks - 2.9%
Bank of America Corp., 6.11%, 1/29/2037	2,195,000	2,958,581
Citigroup, Inc., 4.45%, 9/29/2027	2,910,000	3,246,655
JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.515%), 2.956%, 5/13/2031[3]	4,530,000	4,695,023
		10,900,259
Capital Markets - 0.9%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	1,810,000	1,810,758
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	1,680,000	1,731,390
		3,542,148
Diversified Financial Services - 0.5%
Blackstone Private Credit Fund, 2.625%, 12/15/2026[2]	1,910,000	1,863,294
Total Financials		16,305,701

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care - 0.6%
Health Care Providers & Services - 0.6%
HCA, Inc., 4.125%, 6/15/2029	2,220,000	$2,444,946

Industrials - 4.5%
Airlines - 0.9%
Southwest Airlines Co., 5.125%, 6/15/2027	2,970,000	3,397,468

Road & Rail - 0.5%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[3]	1,570,000	1,740,737

Trading Companies & Distributors - 3.1%
AerCap Ireland Capital DAC - AerCap
Global Aviation Trust (Ireland), 3.00%, 10/29/2028	3,770,000	3,826,568
Air Lease Corp., 3.625%, 4/1/2027	1,700,000	1,784,168
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,580,000	1,651,846
Avolon Holdings Funding Ltd. (Ireland), 2.75%, 2/21/2028[2]	4,820,000	4,733,217
		11,995,799
Total Industrials		17,134,004

Materials - 0.5%
Metals & Mining - 0.5%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,810,000	1,804,919

Real Estate - 3.0%
Equity Real Estate Investment Trusts (REITS) - 3.0%
American Tower Corp., 3.80%, 8/15/2029	5,130,000	5,585,928
Crown Castle International Corp., 3.10%, 11/15/2029	4,510,000	4,711,301
SBA Tower Trust, 2.328%, 1/15/2028[2]	1,300,000	1,327,017
Total Real Estate		11,624,246
TOTAL CORPORATE BONDS (Identified Cost $89,735,661)		90,969,317

ASSET-BACKED SECURITIES - 19.1%

AMSR Trust, Series 2020-SFR4, Class
A, 1.355%, 11/17/2037[2]	2,700,000	2,632,492
Business Jet Securities LLC, Series
2021-1A, Class A, 2.162%, 4/15/2036[2]	2,376,599	2,333,776
CF Hippolyta LLC,
Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	1,206,957	1,185,695
Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	1,518,831	1,517,472
Series 2021-1A, Class B1, 1.98%, 3/15/2061[2]	1,697,529	1,672,532

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, 2/18/2046[2]	3,209,083	$3,134,103
Commonbond Student Loan Trust,
Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	585,676	593,991
CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/2053[2]	1,135,823	1,105,405
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01%, 2/15/2029[2]	500,000	503,949
Series 2020-1A, Class B, 2.39%, 4/16/2029[2]	600,000	607,923
Series 2020-3A, Class A, 1.24%, 10/15/2029[2]	4,500,000	4,500,310
DataBank Issuer, Series 2021-1A, Class A2, 2.06%, 2/27/2051[2]	2,400,000	2,353,471
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/2045[2]	1,345,733	1,324,051
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,825,000	2,830,028
Ford Credit Auto Owner Trust, Series 2020-A, Class A4, 1.35%, 7/15/2025	1,750,000	1,763,713
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	1,908,902	1,905,005
Hertz Vehicle Financing III LP, Series 2021-2A, Class B, 2.12%, 12/27/2027[2]	1,800,000	1,782,855
Home Partners of America Trust, Series 2019-1, Class A, 2.908%, 9/17/2039[2]	871,448	895,324
Navient Private Education Loan Trust, Series 2014-1, Class A3, (1 mo. LIBOR US + 0.510%), 0.613%, 6/25/2031[4]	819,330	800,840
Series 2015-BA, Class A3, (1 mo. LIBOR US + 1.450%), 1.560%, 7/16/2040[2,4]	1,324,770	1,330,243
Series 2019-EA, Class A2A, 2.64%, 5/15/2068[2]	670,774	676,355
Nelnet Student Loan Trust, Series 2013-5A, Class A, (1 mo. LIBOR US + 0.630%), 0.732%, 1/25/2037[2,4]	973,619	975,265
Series 2015-2A, Class A2, (1 mo. LIBOR US + 0.600%), 0.703%, 9/25/2047[2,4]	2,551,641	2,538,373
OCP CLO Ltd., Series 2020-8RA, Class
A1, (Cayman Islands) (3 mo. LIBOR
US + 1.220%), 1.342%, 1/17/2032[2,4]	2,500,000	2,499,995
Oxford Finance Funding LLC,
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	806,590	822,424
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	1,835,000	1,854,247

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

PEAR LLC, Series 2021-1, Class
A, 2.60%, 1/15/2034 (Acquired
11/16/2021, cost $3,665,000)[5]	3,665,000	$3,657,335
Progress Residential Trust,
Series 2019-SFR2, Class A, 3.147%, 5/17/2036[2]	901,229	906,530
Series 2019-SFR4, Class A, 2.687%, 10/17/2036[2]	800,000	810,300
Series 2020-SFR2, Class A, 2.078%, 6/17/2037[2]	1,000,000	1,003,695
SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.23%, 9/15/2037[2]	1,212,777	1,226,843
SoFi Professional Loan Program LLC,
Series 2016-E, Class A2B, 2.49%, 1/25/2036[2]	66,011	66,290
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	1,421,714	1,446,283
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	812,137	826,669
Series 2020-C, Class AFX, 1.95%, 2/15/2046[2]	488,057	491,283
Stack Infrastructure Issuer LLC,
Series 2021-1A, Class A2, 1.877%, 3/26/2046[2]	2,000,000	1,966,719
TCI-Flatiron CLO Ltd., Series 2016- 1A, Class CR2, (Cayman Islands) (3 mo. LIBOR US + 2.200%), 2.322%, 1/17/2032[2,4]	1,500,000	1,500,308
Towd Point Mortgage Trust,
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,6]	142,405	143,551
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,6]	117,385	118,397
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 1.102%, 10/25/2048[2,4]	159,192	159,830
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/2033[2]	3,000,000	2,992,468
Tricon American Homes, Series 2020-
SFR1, Class B, 2.049%, 7/17/2038[2]	1,300,000	1,277,944
Trinitas CLO XVII Ltd., Series 2021- 17A, Class B1, (Cayman Islands) (3 mo. LIBOR US + 1.700%), 1.838%, 10/20/2034[2,4]	2,900,000	2,883,021
Triton Container Finance VIII LLC,
Series 2021-1A, Class A, 1.86%, 3/20/2046[2]	2,621,500	2,567,330
Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.645%, 9/15/2045[2]	1,750,000	1,710,754
VB-S1 Issuer LLC,
Series 2020-1A, Class C2, 3.031%, 6/15/2050[2]	375,000	385,273

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

VB-S1 Issuer LLC, (continued)
Series 2020-2A, Class A, 2.636%, 9/15/2050[2]	2,250,000	$2,263,612

TOTAL ASSET-BACKED SECURITIES (Identified Cost $72,811,326)		72,544,272

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.2%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,6]	1,491,524	1,440,995
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,6]	37,010	37,328
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,6]	944,628	946,252
Credit Suisse Mortgage Capital Trust, Series 2013-6, Class 2A1, 3.50%, 8/25/2043[2,6]	217,088	216,882
Series 2013-IVR2, Class A2, 3.00%, 4/25/2043[2,6]	243,868	245,614
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,6]	62,841	62,528
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,6]	42,025	42,150
Fannie Mae REMICS,
Series 2018-31, Class KP, 3.50%, 7/25/2047	51,815	52,979
Series 2021-69, Class WJ, 1.50%, 10/25/2050	1,381,180	1,369,284
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2]	1,050,000	1,073,191
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO), 1.376%, 6/25/2022[6]	8,095,264	6,333
Series K030, Class X1 (IO), 0.146%, 4/25/2023[6]	12,064,791	22,717
Series K032, Class X1 (IO), 0.072%, 5/25/2023[6]	7,203,819	9,485
FREMF Mortgage Trust, Series 2015-K42, Class B, 3.849%, 1/25/2048[2,6]	380,000	401,439
Series 2015-K720, Class B, 3.390%, 7/25/2022[2,6]	340,000	343,801
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	183,460	186,198
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ3, Class A14, 3.00%, 10/25/2050[2,6]	673,256	678,757
	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

GS Mortgage-Backed Securities Corp. Trust, (continued)
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate
30 Day Average + 0.850%), 0.900%, 12/25/2051[2,4]	1,823,435	$1,820,699
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,6]	1,433,226	1,448,094
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,6]	1,431,388	1,446,172
Imperial Fund Mortgage Trust, Series
2021-NQM3, Class A1, 1.595%, 11/25/2056[2,6]	1,704,432	1,690,251
JP Morgan Mortgage Trust,
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,6]	64,269	64,840
Series 2017-6, Class A3, 3.50%, 12/25/2048[2,6]	32,931	33,195
Morgan Stanley Capital I Trust,
Series 2018-H3, Class A5, 4.177%, 7/15/2051	1,423,000	1,595,675
New Residential Mortgage Loan Trust,
Series 2014-1A, Class A, 3.75%, 1/25/2054[2,6]	137,404	143,586
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,6]	64,701	67,601
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,6]	125,914	131,393
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,6]	116,894	123,298
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,6]	202,947	204,344
Provident Funding Mortgage Trust, Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,6]	1,841,851	1,846,743
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,6]	2,766,431	2,791,935
RCKT Mortgage Trust, Series 2021-6, Class A1, 2.50%, 12/25/2051[2,6]	1,800,000	1,789,734
Sequoia Mortgage Trust,
Series 2013-6, Class A2, 3.00%, 5/25/2043[6]	581,581	580,562
Series 2013-7, Class A2, 3.00%, 6/25/2043[6]	41,852	41,837
Series 2013-8, Class A1, 3.00%, 6/25/2043[6]	104,922	105,359
Series 2016-3, Class A10, 3.50%, 11/25/2046[2,6]	26,290	26,265
Series 2020-1, Class A4, 3.50%, 2/25/2050[2,6]	13,648	13,642
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,6]	612,695	605,448
UBS Commercial Mortgage Trust,
Series 2017-C7, Class A4, 3.679%, 12/15/2050	1,000,000	1,083,292

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Waikiki Beach Hotel Trust, Series
2019-WBM, Class A, (1 mo. LIBOR US + 1.050%), 1.16%, 12/15/2033[2,4]	415,000	$414,282
Wells Fargo Commercial Mortgage
Trust, Series 2015-C30, Class A4, 3.664%, 9/15/2058	3,000,000	3,197,720
WFRBS Commercial Mortgage Trust,
Series 2014-C19, Class A5, 4.101%, 3/15/2047	2,000,000	2,102,906
WinWater Mortgage Loan Trust,
Series 2015-1, Class A1, 3.50%, 1/20/2045[2,6]	19,970	20,160
Series 2015-2, Class A11, 3.50%, 2/20/2045[2,6]	625,495	626,623

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES		31,151,589
(Identified Cost $31,375,856)

MUNICIPAL BONDS - 1.3%

Clark County, Public Impt., Series A, G.O. Bond, 1.15%, 11/1/2026	3,410,000	3,368,944
Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038	95,000	96,455
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024	910,000	919,528
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028	600,000	615,780

TOTAL MUNICIPAL BONDS (Identified Cost $5,034,000)		5,000,707

U.S. TREASURY SECURITIES - 42.4%

U.S. Treasury Bonds - 9.5%
U.S. Treasury Bond
3.875%, 8/15/2040	10,135,000	13,394,827
2.50%, 2/15/2045	15,342,000	16,934,332
3.00%, 5/15/2047	4,642,000	5,655,987

Total U.S. Treasury Bonds
(Identified Cost $37,345,493)		35,985,146
U.S. Treasury Notes - 32.9%
U.S. Treasury Note
2.125%, 5/15/2025	32,780,000	33,942,666
1.625%, 5/15/2026	31,007,000	31,543,566
2.375%, 5/15/2027	28,535,000	30,136,750
2.875%, 5/15/2028	27,155,000	29,608,497

Total U.S. Treasury Notes
(Identified Cost $127,744,796)		125,231,479
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $165,090,289)		161,216,625
	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 3.4%

Mortgage-Backed Securities - 3.4%
Fannie Mae
Pool #888810, UMBS, 5.50%, 11/1/2022	58	$58
Pool #AD0462, UMBS, 5.50%, 10/1/2024	1,747	1,811
Pool #MA3463, UMBS, 4.00%, 9/1/2033	145,022	152,368
Pool #MA1834, UMBS, 4.50%, 2/1/2034	37,586	40,805
Pool #FM1158, UMBS, 3.50%, 6/1/2034	481,722	509,402
Pool #MA2587, UMBS, 3.50%, 4/1/2036	248,652	265,987
Pool #MA3215, UMBS, 3.50%, 12/1/2037	798,420	850,410
Pool #FM2568, UMBS, 3.00%, 5/1/2038	515,696	541,029
Pool #995876, UMBS, 6.00%, 11/1/2038	71,681	83,145
Pool #MA4203, UMBS, 2.50%, 12/1/2040	3,399,302	3,496,806
Pool #AI5172, UMBS, 4.00%, 8/1/2041	50,951	55,942
Pool #AH3858, UMBS, 4.50%, 8/1/2041	240,236	264,680
Pool #AL7729, UMBS, 4.00%, 6/1/2043	59,215	64,458
Pool #AX1685, UMBS, 3.50%, 11/1/2044	615,082	663,435
Pool #AS4103, UMBS, 4.50%, 12/1/2044	143,470	156,281
Pool #AY8604, UMBS, 3.50%, 4/1/2045	95,095	101,888
Pool #BC6764, UMBS, 3.50%, 4/1/2046	33,728	36,066
Pool #BC8677, UMBS, 4.00%, 5/1/2046	30,891	33,279
Pool #BD1191, UMBS, 3.50%, 1/1/2047	218,798	233,219
Pool #BE7845, UMBS, 4.50%, 2/1/2047	35,473	38,325
Pool #MA3007, UMBS, 3.00%, 4/1/2047	851,530	893,019
Pool #FM2232, UMBS, 4.00%, 6/1/2048	142,741	152,146
Pool #AL8674, 5.658%, 1/1/2049	331,512	369,251
Freddie Mac
Pool #G12610, 6.00%, 3/1/2022	63	63
Pool #G12655, 6.00%, 5/1/2022	33	33
Pool #G12988, 6.00%, 1/1/2023	382	386
Pool #G13078, 6.00%, 3/1/2023	541	547
Pool #D98711, 4.50%, 7/1/2031	63,490	68,649
Pool #C91746, 4.50%, 12/1/2033	48,542	52,717
Pool #C91771, 4.50%, 6/1/2034	56,124	60,974
Pool #C91780, 4.50%, 7/1/2034	73,383	79,726

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #QN0349, UMBS, 3.00%,
8/1/2034	446,509	$469,720
Pool #C91832, 3.50%, 6/1/2035	269,113	287,072
Pool #G08268, 5.00%, 5/1/2038	335,589	380,823
Pool #G05900, 6.00%, 3/1/2040	21,298	24,334
Pool #A92889, 4.50%, 7/1/2040	143,674	158,937
Pool #A93451, 4.50%, 8/1/2040	375,442	415,347
Pool #G60513, 5.00%, 7/1/2041	354,854	402,076
Pool #G60071, 4.50%, 7/1/2042	145,613	160,891
Pool #Q17513, 3.50%, 4/1/2043	84,711	90,921
Pool #Q37857, 4.00%, 12/1/2045	295,258	321,134

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #G60855, 4.50%, 12/1/2045	128,793	$141,983
Pool #Q38388, 4.00%, 1/1/2046	383,699	417,266
Pool #Q47544, 4.00%, 3/1/2047	277,981	300,685
Pool #Q47130, 4.50%, 4/1/2047	26,015	27,855
Pool #G08786, 4.50%, 10/1/2047	101,167	109,309

TOTAL U.S. GOVERNMENT AGENCIES		12,975,258
(Identified Cost $12,720,305)

SHORT-TERM INVESTMENT - 1.3%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[7]
(Identified Cost $4,828,454)	4,828,454	4,828,454

TOTAL INVESTMENTS - 99.6% (Identified Cost $381,595,891)		378,686,222
OTHER ASSETS, LESS LIABILITIES - 0.4%		1,704,473
NET ASSETS - 100%		$380,390,695

CLO - Collateralized Loan Obligation

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

No. - Number

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $107,359,474, which represented 28.2% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2021.

4Floating rate security. Rate shown is the rate in effect as of December 31, 2021.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2021 was $3,657,335, or 1.0% of the Series’ Net Assets.

6Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2021.

7Rate shown is the current yield as of December 31, 2021.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Statement of Assets and Liabilities

December 31, 2021

ASSETS:

Investments, at value (identified cost $381,595,891) (Note 2)	$378,686,222
Receivable from Advisor (Note 3)	9,487
Interest receivable	1,737,274
Receivable for fund shares sold	8,064
Dividends receivable	112
Prepaid expenses	17,513
TOTAL ASSETS	380,458,672
LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	39,309
Accrued sub-transfer agent fees (Note 3)	5,775
Accrued Chief Compliance Officer service fees (Note 3)	1,531
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	879
Audit fees payable	8,395
Accrued printing and postage fees payable	5,445
Accrued custodian fees	3,414
Other payables and accrued expenses	3,229
TOTAL LIABILITIES	67,977
TOTAL NET ASSETS	$380,390,695
NET ASSETS CONSIST OF:

Capital stock	$354,363
Additional paid-in-capital	383,364,739
Total distributable earnings (loss)	(3,328,407)
TOTAL NET ASSETS	$380,390,695
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($4,184,632/386,738 shares)	$10.82
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($6,620,983/669,568 shares)	$9.89
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($344,303,739/31,830,104 shares)	$10.82
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($25,281,341/2,549,894 shares)	$9.91

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2021

INVESTMENT INCOME:

Interest	$6,443,464
Dividends	32,889
Other Income	34,367
Total Investment Income	6,510,720

EXPENSES:

Management fees (Note 3)	939,499
Fund accounting and administration fees (Note 3)	116,512
Directors’ fees (Note 3)	44,490
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	13,421
Sub-transfer agent fees (Note 3)	9,745
Chief Compliance Officer service fees (Note 3)	6,123
Custodian fees	20,750
Miscellaneous	187,128
Total Expenses	1,337,668
Less reduction of expenses (Note 3)	(1,038,707)
Net Expenses	298,961
NET INVESTMENT INCOME	6,211,759
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	3,476,960
Net change in unrealized appreciation (depreciation) on investments	(14,150,627)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(10,673,667)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,461,908)

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	12/31/21	12/31/20

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,211,759	$5,486,744
Net realized gain (loss) on investments	3,476,960	13,271,334
Net change in unrealized appreciation (depreciation) on investments	(14,150,627)	5,938,257
Net increase (decrease) from operations	(4,461,908)	24,696,335

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(103,827)	(273,050)
Class I	(171,481)	(250,900)
Class W	(9,639,144)	(16,916,170)
Class Z	(640,465)	(1,079,320)
Total distributions to shareholders	(10,554,917)	(18,519,440)
CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital share transactions (Note 5)	43,705,280	134,963,968
Net increase (decrease) in net assets	28,688,455	141,140,863
NET ASSETS:
Beginning of year	351,702,240	210,561,377
End of year	$380,390,695	$351,702,240

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.28	$10.92	$10.30	$10.62	$10.52

Income (loss) from investment operations:
Net investment income[1]	0.12	0.16	0.23	0.24	0.20
Net realized and unrealized gain (loss) on investments	(0.33)	0.78	0.61	(0.32)	0.10
Total from investment operations	(0.21)	0.94	0.84	(0.08)	0.30
Less distributions to shareholders:
From net investment income	(0.12)	(0.16)	(0.22)	(0.24)	(0.19)
From net realized gain on investments	(0.13)	(0.42)	—	—	(0.01)
Total distributions to shareholders	(0.25)	(0.58)	(0.22)	(0.24)	(0.20)
Net asset value - End of year	$10.82	$11.28	$10.92	$10.30	$10.62
Net assets - End of year (000’s omitted)	$4,185	$5,760	$2,382	$101,314	$119,137
Total return[2]	(1.89% )	8.67%	8.18%	(0.75% )	2.91%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.64%	0.69%	0.70%	0.70%
Net investment income	1.07%	1.38%	2.27%	2.35%	1.86%
Series portfolio turnover	69%	110%	66%	78%	48%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	0.07%	0.08%	0.07%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.33	$10.04	$9.52	$9.84	$9.77

Income (loss) from investment operations:
Net investment income[1]	0.13	0.17	0.24	0.25	0.21
Net realized and unrealized gain (loss) on investments	(0.30)	0.72	0.55	(0.31)	0.09
Total from investment operations	(0.17)	0.89	0.79	(0.06)	0.30
Less distributions to shareholders:
From net investment income	(0.14)	(0.18)	(0.27)	(0.26)	(0.22)
From net realized gain on investments	(0.13)	(0.42)	—	—	(0.01)
Total distributions to shareholders	(0.27)	(0.60)	(0.27)	(0.26)	(0.23)
Net asset value - End of year	$9.89	$10.33	$10.04	$9.52	$9.84
Net assets - End of year (000’s omitted)	$6,621	$4,387	$5,416	$76,761	$76,407
Total return[2]	(1.65% )	8.93%	8.38%	(0.53% )	3.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	1.29%	1.67%	2.53%	2.60%	2.12%
Series portfolio turnover	69%	110%	66%	78%	48%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.02%	0.01%	0.06%	0.08%	0.07%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED		FOR THE
	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.27	$10.90	$10.40

Income (loss) from investment operations:
Net investment income[2]	0.19	0.22	0.26
Net realized and unrealized gain (loss) on investments	(0.33)	0.78	0.54
Total from investment operations	(0.14)	1.00	0.80
Less distributions to shareholders:
From net investment income	(0.18)	(0.21)	(0.30)
From net realized gain on investments	(0.13)	(0.42)	—
Total distributions to shareholders	(0.31)	(0.63)	(0.30)

Net asset value - End of period	$10.82	$11.27	$10.90
Net assets - End of period (000’s omitted)	$344,304	$321,288	$192,391
Total return[3]	(1.25% )	9.31%	7.74%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05%	[4]
Net investment income	1.68%	1.97%	2.87%	[4]
Series portfolio turnover	69%	110%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.30%	0.32%	0.34%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED		FOR THE
	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.35	$10.06	$9.62

Income (loss) from investment operations:
Net investment income[2]	0.15	0.18	0.22
Net realized and unrealized gain (loss) on investments	(0.31)	0.72	0.50
Total from investment operations	(0.16)	0.90	0.72
Less distributions to shareholders:
From net investment income	(0.15)	(0.19)	(0.28)
From net realized gain on investments	(0.13)	(0.42)	—
Total distributions to shareholders	(0.28)	(0.61)	(0.28)

Net asset value - End of period	$9.91	$10.35	$10.06
Net assets - End of period (000’s omitted)	$25,281	$20,266	$10,372
Total return[3]	(1.53% )	9.02%	7.50%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%	0.30%	0.30% [4]
Net investment income	1.43%	1.75%	2.64% [4]
Series portfolio turnover	69%	110%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.05%	0.07%	0.09%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Core Bond Series Class I common stock, 125 million have been designated as Core Bond Series Class S common stock, 150 million have been designated as Core Bond Series Class W common stock and Core Bond Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

18

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S. Government agencies	$174,191,883	$—	$174,191,883	$—
States and political subdivisions (municipals)	5,000,707	—	5,000,707	—
Corporate debt:
Communication Services	12,778,657	—	12,778,657	—
Consumer Discretionary	5,627,191	—	5,627,191	—
Energy	23,249,653	—	23,249,653	—
Financials	16,305,701	—	16,305,701	—
Health Care	2,444,946	—	2,444,946	—
Industrials	17,134,004	—	17,134,004	—
Materials	1,804,919	—	1,804,919	—
Real Estate	11,624,246	—	11,624,246	—
Asset-backed securities	72,544,272	—	72,544,272	—
Commercial mortgage-backed securities	31,151,589	—	31,151,589	—
Short-Term Investment	4,828,454	4,828,454	—	—
Total assets	$378,686,222	$4,828,454	$373,857,768	$—

There were no Level 3 securities held by the Series as of December 31, 2020 or December 31, 2021.

19

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

20

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2021.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2021.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

21

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2018 through December 31, 2021. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among

22

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2021, the sub-transfer agency expenses incurred by Class S and Class I were $2,838 and $6,907, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.45% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.30% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $856,156 in management fees for Class W shares for the year ended December 31, 2021. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $1,037, $170,505 and $11,009 for Class I, Class W and Class Z shares, respectively, for the year ended December 31, 2021. These amounts are included as a reduction of expenses on the Statement of Operations.

23

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

As of December 31, 2021, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2022	2023	2024	TOTAL
Class I	$—	$448	$1,037	$1,485
Class W	136,322	171,244	170,505	478,071
Class Z	17,743	10,229	11,009	38,981

For the year ended December 31, 2021, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $115,931,588 and $105,916,561, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $177,372,744 and $147,201,010, respectively.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Core Bond Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/21		12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	207,182	$2,288,163	577,999	$6,500,636
Reinvested	9,348	102,072	23,896	269,234
Repurchased	(340,592)	(3,767,629)	(309,325)	(3,559,363)
Total	(124,062)	$(1,377,394)	292,570	$3,210,507

CLASS I	FOR THE YEAR		FOR THE YEAR ENDED
	12/31/21		12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	397,051	$4,026,057	275,463	$2,832,664
Reinvested	16,449	163,961	22,732	234,637
Repurchased	(168,610)	(1,704,084)	(412,865)	(4,319,430)
Total	244,890	$2,485,934	(114,670)	$(1,252,129)

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/21		12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,762,413	$52,744,658	19,775,065	$224,513,766
Reinvested	839,927	9,165,523	1,451,618	16,338,440
Repurchased	(2,285,988)	(25,261,115)	(10,370,089)	(117,579,218)
Total	3,316,352	$36,649,066	10,856,594	$123,272,988

24

Core Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS Z	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/21		12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	699,232	$7,061,796	823,153	$8,664,897
Reinvested	64,083	640,465	104,383	1,079,320
Repurchased	(171,107)	(1,754,587)	(1,096)	(11,615)
Total	592,208	$5,947,674	926,440	$9,732,602

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended December 31, 2021, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2021.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including redesignation of distributions paid. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

25

Core Bond Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/21	ENDED 12/31/20
Ordinary income	$7,941,545	$10,657,577
Long-term capital gains	$2,613,372	$7,861,863

At December 31, 2021, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$381,975,709
Unrealized appreciation	2,729,184
Unrealized depreciation	(6,018,671)

Net unrealized depreciation	$(3,289,487)
Post October short-term deferred losses	$30,725

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic and a recent resurgence of COVID-19 has caused a continued time of uncertainty. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. Management of the Series will continue to monitor the impact of COVID-19 on investment performance, financial statements and the Series’ operations.

26

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Core Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 18, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

27

Core Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

The Series designates $2,744,041 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2021.

28

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004- 2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies
(property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

29

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019- 2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

30

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker- Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker- Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

31

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/ Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various affiliates: General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

32

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33

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/21-AR

34

Manning & Napier Fund, Inc.

Credit Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund. Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past two years, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ’set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Credit Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return. Under normal circumstances, at least 80% of the Series’ assets will be invested in credit-related instruments and other financial instruments, principally derivative instruments and exchange-traded funds, with economic characteristics similar to credit-related instruments.

Performance Commentary

Fixed income markets, as measured by the Bloomberg US Aggregate Bond Index, posted negative returns for only the fourth calendar year on record as markets grappled with lingering inflation concerns, potential balance sheet reductions by the Federal Reserve, and looming interest rate hikes. Overall, interest rates generally ended the year higher than they started, the yield curve flattened, and, despite intra-year volatility, credit spreads ended roughly unchanged.

As a reminder, the Credit Series was created specifically to provide Manning & Napier’s separately managed multi-asset class clients with desired credit exposure (e.g., corporates, asset-backed, and commercial mortgage-backed securities).

The Series experienced slightly positive absolute returns for the year and outperformed on a relative basis, returning 0.02% versus -1.03% for its benchmark, the Bloomberg US Intermediate Credit Index. Outperformance was largely attributable to strong selection within corporates.

As the economic cycle moves forward, we are actively becoming more measured in our approach. Given tight credit spreads across much of the bond market and the prospect of interest rates rising off their post-pandemic lows, fixed income investors can generally expect a more challenging environment going forward.

That stated, while the market continued to look expensive from a valuation perspective; we found select opportunities across various sectors. Specifically, we continued to find attractive opportunities in corporate credits, particularly within the Energy and Financials sectors, and, despite tightening valuations, in select BBB-rated issuances from a bottom-up perspective. Additionally, we continued to view asset-backed securities as relatively attractive and focused on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk (e.g., student loans, prime autos, etc.).

Performance for the Credit Series Class W shares is provided above.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Credit Series

Performance Update as of December 31, 2021

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF DECEMBER 31, 2021
	ONE	TOTAL RETURN
	YEAR[1]	SINCE INCEPTION[1,2]
Credit Series - Class W3	0.02%	5.03%
Bloomberg U.S. Intermediate Government/Credit Bond Index[4]	(1.03%)	4.90%

The following graph compares the value of a $10,000 investment in the Credit Series - Class W from its inception (April 14, 2020) to present (December 31, 2021) to the Bloomberg U.S. Intermediate Credit Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers are calculated from April 14, 2020, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended December 31, 2021, this annualized net expense ratio was 0.10% for Class W. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.37% for Class W for the period ended December 31, 2021.

4The Bloomberg U.S. Intermediate Government/Credit Bond Index is a market value-weighted measure of over 3,000 investment-grade corporate and government securities with maturities greater than one year but less than ten years. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data. Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/ benchmark-provisions.

3

Credit Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical line in the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	7/1/21	12/31/21	7/1/21 - 12/31/21	RATIO
Class W
Actual	$1,000.00	$999.30	$0.50	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

*Expenses are equal to each Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Credit Series

Portfolio Composition as of December 31, 2021

(unaudited)

Sector Allocation[1]
1As a percentage of net assets.

5

Credit Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

CORPORATE BONDS - 46.9%

Non-Convertible Corporate Bonds- 46.9%
Communication Services - 6.5%
Diversified Telecommunication Services - 2.9%
Verizon Communications, Inc., 4.272%, 1/15/2036	5,140,000	$6,038,156

Interactive Media & Services - 3.6%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	6,770,000	7,367,584
Total Communication Services		13,405,740

Consumer Discretionary - 2.9%
Hotels, Restaurants & Leisure - 1.0%
Expedia Group, Inc., 3.25%, 2/15/2030	1,970,000	2,012,301

Internet & Direct Marketing Retail - 1.9%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037	3,620,000	3,933,032
Total Consumer Discretionary		5,945,333

Energy - 12.0%
Oil, Gas & Consumable Fuels - 12.0%
BP Capital Markets America, Inc., 3.06%, 6/17/2041	4,970,000	5,043,980
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	4,480,000	6,092,347
Energy Transfer LP, 6.50%, 2/1/2042	3,920,000	5,062,535
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	3,430,000	4,755,780
The Williams Companies, Inc., 2.60%, 3/15/2031	3,810,000	3,788,367
Total Energy		24,743,009

Financials - 8.3%
Banks - 5.5%
Bank of America Corp., 6.11%, 1/29/2037	2,320,000	3,127,066
Citigroup, Inc., 4.45%, 9/29/2027	2,940,000	3,280,125
JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.515%), 2.956%, 5/13/2031[3]	4,840,000	5,016,316
		11,423,507
Capital Markets - 1.8%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	1,880,000	1,880,787
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	1,890,000	1,947,813
		3,828,600
Diversified Financial Services - 1.0%
Blackstone Private Credit Fund, 2.625%, 12/15/2026[2]	2,030,000	1,980,360
Total Financials		17,232,467
	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care - 1.1%
Health Care Providers & Services - 1.1%
HCA, Inc., 4.125%, 6/15/2029	2,080,000	$2,290,760

Industrials - 9.1%
Airlines - 1.9%
Southwest Airlines Co., 5.125%, 6/15/2027	3,490,000	3,992,311

Road & Rail - 0.9%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[3]	1,640,000	1,818,350

Trading Companies & Distributors - 6.3%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	4,100,000	4,161,520
Air Lease Corp., 3.625%, 4/1/2027	1,760,000	1,847,138
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,780,000	1,860,940
Avolon Holdings Funding Ltd. (Ireland), 2.75%, 2/21/2028[2]	5,250,000	5,155,475

		13,025,073
Total Industrials		18,835,734

Materials - 0.9%
Metals & Mining - 0.9%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,900,000	1,894,666

Real Estate - 6.1%
Equity Real Estate Investment Trusts (REITS) - 6.1%
American Tower Corp., 3.80%, 8/15/2029	5,480,000	5,967,034
Crown Castle International Corp., 3.10%, 11/15/2029	4,940,000	5,160,494
SBA Tower Trust, 2.328%, 1/15/2028[2]	1,400,000	1,429,096

Total Real Estate		12,556,624

TOTAL CORPORATE BONDS
(Identified Cost $95,710,368)		96,904,333

ASSET-BACKED SECURITIES - 29.7%

AMSR Trust, Series 2020-SFR4, Class A, 1.355%, 11/17/2037[2]	1,425,000	1,389,371
BRSP Ltd., Series 2021-FL1, Class A, (1 mo. LIBOR US + 1.150%), 1.254%, 8/19/2038[2,4]	1,400,000	1,394,959
Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036[2]	1,289,431	1,266,197
CF Hippolyta LLC,
Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	680,615	668,625

The accompanying notes are an integral part of the financial statements.

6

Credit Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

CF Hippolyta LLC, (continued)
Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	2,163,183	$2,161,248
Series 2021-1A, Class B1, 1.98%, 3/15/2061[2]	916,280	902,787
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, 2/18/2046[2]	1,650,386	1,611,825
Commonbond Student Loan Trust, Series 2020-AGS, Class A, 1.98%, 8/25/2050[2]	924,072	923,223
Credit Acceptance Auto Loan Trust,
Series 2020-3A, Class A, 1.24%, 10/15/2029[2]	1,600,000	1,600,110
Series 2021-2A, Class A, 0.96%, 2/15/2030[2]	800,000	795,216
Series 2021-2A, Class C, 1.64%, 6/17/2030[2]	1,000,000	986,592
Series 2021-3A, Class B, 1.38%, 7/15/2030[2]	1,300,000	1,284,393
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/2051[2]	900,000	900,056
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/2045[2]	756,975	744,778
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	1,525,000	1,527,714
GoldentTree Loan Management U.S. CLO 1 Ltd., Series 2021-9A, Class A, (Cayman Islands) (3 mo. LIBOR US + 1.070%), 1.202%, 1/20/2033[2,4]	2,000,000	1,999,406
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	1,033,988	1,031,878
Hertz Vehicle Financing III LP, Series 2021-2A, Class B, 2.12%, 12/27/2027[2]	950,000	940,951
Hotwire Funding LLC, Series 2021-1, Class A2, 2.311%, 11/20/2051[2]	1,470,000	1,458,746
KREF Ltd., Series 2021-FL2, Class AS, (1 mo. LIBOR US + 1.300%), 1.409%, 2/15/2039[2,4]	1,500,000	1,499,375
Navient Private Education Refi Loan Trust,
Series 2017-2A, Class A, (1 mo. LIBOR US + 1.050%), 1.153%, 12/27/2066[2,4]	2,041,871	2,057,796
Series 2020-DA, Class A, 1.69%, 5/15/2069[2]	912,991	913,602
Series 2021-A, Class A, 0.84%, 5/15/2069[2]	599,922	592,400
Nelnet Student Loan Trust, Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 0.802%, 2/25/2045[2,4]	1,058,215	1,052,996
Neuberger Berman Loan Advisers CLO 40 Ltd.,
Series 2021-40A, Class A, (Cayman Islands) (3 mo. LIBOR US + 1.060%), 1.182%, 4/16/2033[2,4]	800,000	800,885
	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Neuberger Berman Loan Advisers CLO 40 Ltd., (continued)
Series 2021-40A, Class B, (Cayman Islands) (3 mo. LIBOR US + 1.400%), 1.522%, 4/16/2033[2,4]	1,400,000	$1,387,153
Oxford Finance Funding LLC, Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	1,229,090	1,253,217
PEAR LLC, Series 2021-1, Class A, 2.60%, 1/15/2034 (Acquired 11/16/2021, cost $2,000,000)[5]	2,000,000	1,995,817
PHEAA Student Loan Trust, Series 2016-1A, Class A, (1 mo. LIBOR US + 1.150%), 1.253%, 9/25/2065[2,4]	731,973	744,774
Progress Residential Trust, Series 2020-SFR2, Class A, 2.078%, 6/17/2037[2]	500,000	501,848
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[2]	1,840,720	1,805,114
SLM Student Loan Trust,
Series 2011-2, Class A2, (1 mo. LIBOR US + 1.200%), 1.303%, 10/25/2034[4]	863,911	868,280
Series 2013-6, Class A3, (1 mo. LIBOR US + 0.650%), 0.753%, 6/25/2055[4]	1,659,566	1,665,025
SMB Private Education Loan Trust,
Series 2015-B, Class A3, (1 mo. LIBOR US + 1.750%), 1.860%, 5/17/2032[2,4]	1,830,000	1,847,156
Series 2016-B, Class A2A, 2.43%, 2/17/2032[2]	1,329,375	1,346,575
Series 2017-B, Class A2A, 2.82%, 10/15/2035[2]	285,098	290,512
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.750%), 0.860%, 10/15/2035[2,4]	1,291,205	1,294,968
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	906,474	922,139
Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	244,121	248,350
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/2046[2]	1,050,000	1,032,528
Store Master Funding I-VII, Series 2018-1A, Class A1, 3.96%, 10/20/2048[2]	1,420,516	1,450,035
Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, (China), 1.68%, 2/20/2046[2]	1,773,333	1,724,454
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/2033[2]	2,500,000	2,493,723
Tricon American Homes,
Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	1,209,581	1,216,156

The accompanying notes are an integral part of the financial statements.

7

Credit Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Tricon American Homes, (continued)
Series 2020-SFR1, Class A, 1.499%, 7/17/2038[2]	1,397,661	$1,373,735
Trinitas CLO XVII Ltd., Series 2021- 17A, Class B1, (Cayman Islands) (3 mo. LIBOR US + 1.700%), 1.838%, 10/20/2034[2,4]	1,550,000	1,540,925
Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, 3/20/2046[2]	1,380,969	1,352,433
Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.645%, 9/15/2045[2]	1,750,000	1,710,754
VB-S1 Issuer LLC, Series 2020-1A, Class C2, 3.031%, 6/15/2050[2]	775,000	796,230

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $61,472,417)		61,367,030

COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.8%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,6]	994,349	960,664
Credit Suisse Mortgage Capital Trust, Series 2013-7, Class A6, 3.50%, 8/25/2043[2,6]	312,840	314,413
Fannie Mae REMICS, Series 2021-69, Class WJ, 1.50%, 10/25/2050	743,712	737,307
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K072, Class A2, 3.444%, 12/25/2027	1,000,000	1,102,857
Series K106, Class X1 (IO), 1.354%, 1/25/2030[6]	15,959,173	1,529,468
FREMF Mortgage Trust,
Series 2015-K43, Class B, 3.732%, 2/25/2048[2,6]	400,000	422,598
Series 2015-K720, Class B, 3.390%, 7/25/2022[2,6]	2,500,000	2,527,949
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.800%), 0.91%, 2/15/2038[2,4]	1,900,000	1,897,719
GS Mortgage Securities Corp. Trust, Series 2019-70P, Class A, (1 mo. LIBOR US + 1.000%), 1.11%, 10/15/2036[2,4]	1,500,000	1,495,279
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ3, Class A14, 3.00%, 10/25/2050[2,6]	336,628	339,379
Series 2021-INV1, Class A6, 2.50%, 12/25/2051[2,6]	993,584	1,003,917
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,6]	656,510	663,320
	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

GS Mortgage-Backed Securities Corp. Trust, (continued)
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,6]	763,407	$771,292
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,6]	926,108	918,402
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-ICON, Class A, 3.884%, 1/5/2034[2]	2,000,000	2,057,193
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694%, 3/15/2050	1,496,000	1,614,010
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A4, 3.526%, 12/15/2047	965,361	1,013,331
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A4, 2.782%, 8/15/2049	500,000	519,119
Series 2018-H3, Class A5, 4.177%, 7/15/2051	1,000,000	1,121,346
Series 2020-CNP, Class A, 2.428%, 4/5/2042[2,6]	1,000,000	1,005,310
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1 mo. LIBOR US + 0.750%), 0.852%, 5/25/2055[2,4]	2,000,000	1,995,350
Provident Funding Mortgage Trust,
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,6]	806,950	809,093
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,6]	1,526,307	1,540,378
RCKT Mortgage Trust, Series 2021-6, Class A1, 2.50%, 12/25/2051[2,6]	950,000	944,582
Sequoia Mortgage Trust, Series 2013- 5, Class A1, 2.50%, 5/25/2043[2,6]	583,546	580,412
UBS Commercial Mortgage Trust, Series 2017-C7, Class A4, 3.679%, 12/15/2050	1,000,000	1,083,292
Wells Fargo Commercial Mortgage Trust,
Series 2015-C30, Class A4, 3.664%, 9/15/2058	1,500,000	1,598,860
Series 2015-NXS4, Class A4, 3.718%, 12/15/2048	1,000,000	1,071,685
Series 2021-SAVE, Class A, (1 mo. LIBOR US + 1.150%), 1.26%, 2/15/2040[2,4]	909,022	909,914

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
(Identified Cost $32,277,105)		32,548,439

MUNICIPAL BONDS - 2.8%

Hawaii, Series GC, G.O. Bond, 2.632%, 10/1/2037	2,240,000	2,278,013

The accompanying notes are an integral part of the financial statements.

8

Credit Series

Investment Portfolio - December 31, 2021

	PRINCIPAL AMOUNT1/ SHARES[1]	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024	985,000	$995,313
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028	1,355,000	1,390,636
Tampa-Hillsborough County Expressway Authority, Series B, Revenue Bond, BAM, 1.892%, 7/1/2029	1,000,000	995,410

TOTAL MUNICIPAL BONDS
(Identified Cost $5,685,808)		5,659,372

SHORT-TERM INVESTMENT - 4.3%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[7]
(Identified Cost $8,931,584)	8,931,584	8,931,584

TOTAL INVESTMENTS - 99.5%
(Identified Cost $204,077,282)		205,410,758
OTHER ASSETS, LESS LIABILITIES - 0.5%		1,066,365
NET ASSETS - 100%		$206,477,123

CLO - Collateralized Loan Obligation

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

No. - Number

REMICS - Real Estate Mortgage Investment Conduits

Scheduled principal and interest payments are guaranteed by:

BAM (Build America Mutual Assurance Co.)

The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $99,631,006, which represented 48.3% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2021.

4Floating rate security. Rate shown is the rate in effect as of December 31, 2021.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2021 was $1,995,817, or 1.0% of the Series’ Net Assets.

6Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2021.

7Rate shown is the current yield as of December 31, 2021.

The accompanying notes are an integral part of the financial statements.

9

Credit Series

Investment Portfolio - December 31, 2021

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Credit Series

Statement of Assets and Liabilities

December 31, 2021

ASSETS:

Investments, at value (identified cost $204,077,282) (Note 2)	$205,410,758
Receivable from Advisor (Note 3)	2,410
Interest receivable	1,096,490
Receivable for fund shares sold	8,273
Dividends receivable	191
Prepaid expenses	5,179
TOTAL ASSETS	206,523,301

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	22,911
Accrued Chief Compliance Officer service fees (Note 3)	1,531
Payable for fund shares repurchased	8,634
Audit fees payable	7,706
Accrued printing and postage fees payable	3,908
Other payables and accrued expenses	1,488
TOTAL LIABILITIES	46,178
TOTAL NET ASSETS	$206,477,123

NET ASSETS CONSIST OF:

Capital stock	$203,438
Additional paid-in-capital	204,808,681
Total distributable earnings (loss)	1,465,004
TOTAL NET ASSETS	$206,477,123

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($206,477,123/20,343,804 shares)	$10.15

The accompanying notes are an integral part of the financial statements.

11

Credit Series

Statement of Operations

For the Year Ended December 31, 2021

INVESTMENT INCOME:

Interest (net of foreign taxes withheld, $6,316)	$4,539,470
Dividends	81,905
Other Income	18,791
Total Investment Income	4,640,166

EXPENSES:

Management fees (Note 3)	498,920
Fund accounting and administration fees (Note 3)	66,669
Directors’ fees (Note 3)	23,618
Chief Compliance Officer service fees (Note 3)	6,123
Audit fees	53,472
Offering and Organizational expenses	16,165
Custodian fees	9,942
Miscellaneous	57,593
Total Expenses	732,502
Less reduction of expenses (Note 3)	(532,933)
Net Expenses	199,569
NET INVESTMENT INCOME	4,440,597
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	3,919,220

Net change in unrealized appreciation (depreciation) on investments	(8,155,311)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(4,236,091)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$204,506

The accompanying notes are an integral part of the financial statements.

12

Credit Series

Statements of Changes in Net Assets

	FOR THE	FOR THE PERIOD
	YEAR ENDED	4/14/20[1] TO
	12/31/21	12/31/20

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,440,597	$3,116,465
Net realized gain (loss) on investments	3,919,220	2,137,540
Net change in unrealized appreciation (depreciation) on investments	(8,155,311)	9,488,787

Net increase (decrease) from operations	204,506	14,742,792

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class W	(8,777,239)	(4,705,055)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	22,923,299	182,088,820

Net increase (decrease) in net assets	14,350,566	192,126,557

NET ASSETS:

Beginning of period	192,126,557	–

End of period	$206,477,123	$192,126,557

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

13

Credit Series

Financial Highlights - Class W

	FOR THE	FOR THE PERIOD
	YEAR ENDED	4/14/20[1] TO
	12/31/21	12/31/20

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.60	$10.00

Income from investment operations:
Net investment income[2]	0.23	0.19
Net realized and unrealized gain (loss) on investments	(0.22)	0.68
Total from investment operations	0.01	0.87
Less distributions to shareholders:
From net investment income	(0.24)	(0.18)
From net realized gain on investments	(0.22)	(0.09)
Total distributions to shareholders	(0.46)	(0.27)

Net asset value - End of period	$10.15	$10.60
Net assets - End of period (000’s omitted)	$206,477	$192,127
Total return[3]	0.02%	8.77%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%[4]
Net investment income	2.23%	2.52%[4]
Series portfolio turnover	69%	44%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.27%	0.33%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

Credit Series

Notes to Financial Statements

1.	Organization

Credit Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares are only offered to discretionary investment accounts and other funds managed by the Advisor. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Credit Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

15

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$5,659,372	$—	$5,659,372	$—
Corporate debt:
Communication Services	13,405,740	—	13,405,740	—
Consumer Discretionary	5,945,333	—	5,945,333	—
Energy	24,743,009	—	24,743,009	—
Financials	17,232,467	—	17,232,467	—
Health Care	2,290,760	—	2,290,760	—
Industrials	18,835,734	—	18,835,734	—
Materials	1,894,666	—	1,894,666	—
Real Estate	12,556,624	—	12,556,624	—
Asset-backed securities	61,367,030	—	61,367,030	—
Commercial mortgage-backed securities	32,548,439	—	32,548,439	—
Short-Term Investment	8,931,584	8,931,584	—	—
Total assets	$205,410,758	$8,931,584	$196,479,174	$—

There were no Level 3 securities held by the Series as of December 31, 2020 or December 31, 2021.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

16

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Organization and Offering Costs

Upon commencement of operations, organization costs associated with the establishment of the Series were expensed by the Series. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States.

17

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities (continued)

However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2021.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2021.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

18

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2020 and for the year ended December 31, 2021. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

19

Credit Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. There are no distribution and service fees on the Class W shares.

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $498,920 in management fees for Class W for the year ended December 31, 2021. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $34,013 for Class W shares, respectively, for the year ended December 31, 2021. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2021, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2023	2024	TOTAL
Class W	$93,809	$34,013	$127,822

For the year ended December 31, 2021, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $132,593,585 and $115,973,134, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $17,298,170 and $16,707,049, respectively.

20

Credit Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class W shares of Credit Series were:

CLASS W	FOR THE YEAR ENDED 12/31/21		FOR THE PERIOD 4/14/20 (COMMENCEMENT OF OPERATIONS) TO 12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,674,022	$38,389,686	19,012,780	$191,266,907
Reinvested	828,766	8,498,088	434,202	4,557,331
Repurchased	(2,291,219)	(23,964,475)	(1,314,747)	(13,735,418)
Total	2,211,569	$22,923,299	18,132,235	$182,088,820

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2021.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses and wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net assets. Any such reclassifications are not reflected in the financial highlights.

21

Credit Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE PERIOD ENDED 12/31/21	FOR THE PERIOD ENDED 12/31/20
Ordinary income	$6,724,292	$4,705,055
Long-term capital gains	$2,052,947	—

At December 31, 2021, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$204,148,350
Unrealized appreciation	2,932,475
Unrealized depreciation	(1,670,067)

Net unrealized appreciation	$1,262,408
Undistributed ordinary income	$158,613
Undistributed long-term capital gains	$45,288

9.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic and a recent resurgence of COVID-19 has caused a continued time of uncertainty. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. Management of the Series will continue to monitor the impact of COVID-19 on investment performance, financial statements and the Series’ operations.

22

Credit Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Credit Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Credit Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2021 and for the period April 14, 2020 (commencement of operations) through December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year ended December 31, 2021, and the changes in its net assets and the financial highlights for the year ended December 31, 2021 and for the period April 14, 2020 (commencement of operations) through December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 18, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

Credit Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

The Series designates $2,098,235 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2021.

24

Credit Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018);
Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-
2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

25

Credit Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family
Office); Head of Corporate Development (2019-2020) – Caelum Biosciences
(pharmaceutical development); Head of Private Investments (2015-2018) –
AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019-
2020) – Madison Dearborn Partners (private equity); General Counsel/CCO
(2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC
(Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

26

Credit Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff DriveFairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration
Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual
Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors,
LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund,
Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor
Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications
Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-
Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance
Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-
Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant
Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.;
Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance
Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021;
Managing Director of Operations (2019-2021); Director of Funds Group
(2017-2019); Fund Product and Strategy Manager (2014-2017); Senior
Product and Strategy Analyst (2013-2014); Product and Strategy Analyst
(2011-2013) - Manning & Napier Advisors, LLC; President, Director since
2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust
Company since 2021;

27

Credit Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial
Group; Director of Fund Administration (2017-2019) - Thornburg Investment
Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson
Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/
Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and
affiliates
Holds one or more of the following titles for various affiliates: General
Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

Credit Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCRE-12/21-AR

30

Manning & Napier Fund, Inc.

High Yield Bond Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past two years, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ’set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

High Yield Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment-grade (junk bonds), and/or securities that are designed to track the performance of non-investment grade securities, principally exchange-traded funds.

Performance Commentary

Despite the ongoing pandemic, lingering inflation concerns, and looming rate hikes, high yield markets generated positive returns for the year backed by robust corporate earnings and loose monetary policy. Overall, credit spreads tightened over the period and remain near historic lows. In general, lower quality issuances outperformed their higher quality counterparts and Energy and Transportation were among the highest returning sectors.

The High Yield Bond Series Class S shares delivered strong absolute and relative returns over the period, returning 9.99% versus 5.29% for its benchmark, the Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index.

The Series’ outperformance was driven by strong selection, most notably within the Energy, Basic Industry, and Financial Services sectors.

Going forward, we believe that selection will be key to achieving investor objectives. We continue to focus on businesses that generate positive free cash flow that either pay down debt or focus on improving their business with good relative value. The Series is positioned somewhat shorter than the broad market from a duration perspective as we do not believe investors are being adequately compensated on the longer end for the risks assumed as spread pick-up is minimal. Finally, we continue to find value in smaller, off-the-run high yield securities that offer attractive yields with stronger investor protections than their on-the-run counterparts.

As always, we believe that a select, disciplined approach focused on current valuations and conditions will be key to navigating any challenges and opportunities that arise and ultimately helping investors achieve their objectives.

Performance for the High Yield Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

High Yield Bond Series

Performance Update as of December 31, 2021

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF DECEMBER 31, 2021
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
High Yield Bond Series - Class S2	9.99%	7.36%	6.95%
High Yield Bond Series - Class I2,3	10.27%	7.64%	7.21%
High Yield Bond Series - Class W2,4	10.89%	7.87%	7.20%
High Yield Bond Series - Class Z2,4	10.48%	7.61%	7.07%
Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index[5]	4.63%	6.09%	6.57%
Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index[6]	5.29%	6.09%	6.69%

The following graph compares the value of a $10,000 investment in the High Yield Bond Series - Class S for the ten years ended December 31, 2021 to the Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index and Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2021, this net expense ratio was 0.90% for Class S, 0.65% for Class I, 0.10% for Class W and 0.50% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.95% for Class S, 0.67% for Class I, 0.57% for Class W and 0.57% for Class Z for the year ended December 31, 2021.

3For periods through August 1, 2012 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

3

High Yield Bond Series

Performance Update as of December 31, 2021

(unaudited)

5The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by ICE Intercontinental Exchange (ICE). Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

6The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, issued in the U.S. domestic market. Qualifying securities must have at least one year remaining term to final maturity as of the rebalancing date, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by ICE Intercontinental Exchange (ICE). Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

4

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	7/1/21	12/31/21	7/1/21 - 12/31/21	RATIO
Class S
Actual	$1,000.00	$1,036.50	$4.62	0.90%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000.00	$1,037.20	$3.34	0.65%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Class W
Actual	$1,000.00	$1,039.70	$0.51	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Class Z
Actual	$1,000.00	$1,038.80	$2.57	0.50%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

5

High Yield Bond Series

Portfolio Composition as of December 31, 2021

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

6

High Yield Bond Series

Investment Portfolio - December 31, 2021

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS - 1.5%

Energy - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Jonah Energy Parent LLC*2
(Identified Cost $980,115)	65,341	$4,083,813

PREFERRED STOCKS - 1.9%

Health Care - 1.0%
Pharmaceuticals - 1.0%
Harrow Health, Inc., 8.625%, 4/30/2026	94,800	2,541,588

Information Technology - 0.9%
Software - 0.9%
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	104,700	2,487,672

TOTAL PREFERRED STOCKS
(Identified Cost $5,011,579)		5,029,260

LOAN ASSIGNMENTS - 7.1%

American Axle & Manufacturing, Inc.,
Tranche B Term Loan, Term B, (3 mo. LIBOR US + 2.250%), 3.00%, 4/6/2024[3]	4,811,298	4,794,026
Tutor Perini Corp., Term Loan, Term B, (1 mo. LIBOR US + 4.75%), 5.75%, 8/18/2027[3]	3,877,756	3,877,756
Mozart Borrower LP, Initial Dollar Term Loan, Term B, (1 mo. LIBOR US + 3.250%), 3.75%, 10/21/2028[3]	3,500,000	3,498,460
The Hertz Corp., Term Loan, Term B-EXIT, (1 mo. LIBOR US + 3.500%), 3.75%, 6/30/2028[3]	3,364,359	3,364,359
Term C-EXIT, (1 mo. LIBOR US + 3.500%), 3.75%, 6/30/2028[3]	635,641	635,641
Jazz Financing Lux S.A.R.L., Initial Dollar Term Loan, Term B, (1 mo. LIBOR US + 3.500%), 4.00%, 5/5/2028[3]	2,487,500	2,495,435

TOTAL LOAN ASSIGNMENTS
(Identified Cost $18,709,089)		18,665,677

CORPORATE BONDS - 82.0%

Non-Convertible Corporate Bonds- 82.0%
Communication Services - 6.0%
Diversified Telecommunication Services - 2.8%
IHS Holding Ltd. (Nigeria), 6.25%, 11/29/2028[4]	3,750,000	3,796,875
Lumen Technologies, Inc., 7.50%, 4/1/2024	3,075,000	3,367,125
		7,164,000

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Media - 3.2%
Beasley Mezzanine Holdings LLC, 8.625%, 2/1/2026[4]	5,000,000	$4,937,500
Sirius X.M. Radio, Inc., 4.00%, 7/15/2028[4]	3,500,000	3,519,565
		8,457,065
Total Communication Services		15,621,065

Consumer Discretionary - 3.7%
Auto Components - 1.3%
The Goodyear Tire & Rubber Co., 5.00%, 7/15/2029[4]	3,250,000	3,491,150

Multiline Retail - 1.4%
Macy’s Retail Holdings LLC, 4.50%, 12/15/2034	3,600,000	3,555,000

Specialty Retail - 1.0%
Bed Bath & Beyond, Inc., 4.915%, 8/1/2034	2,750,000	2,476,898
Total Consumer Discretionary		9,523,048

Energy - 15.9%
Energy Equipment & Services - 4.2%
Kent Global plc (United Kingdom), 10.00%, 6/28/2026	3,420,000	3,397,941
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026[4]	3,905,000	3,983,959
Tidewater, Inc., 8.50%, 11/16/2026	3,600,000	3,600,000
		10,981,900

Oil, Gas & Consumable Fuels - 11.7%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[4]	4,053,000	4,154,325
Guara Norte Sarl (Brazil), 5.198%, 6/15/2034[4]	3,502,321	3,441,065
Hess Midstream Operations LP, 4.25%, 2/15/2030[4]	3,750,000	3,721,875
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/2026[4]	3,500,000	3,272,500
Navigator Holdings Ltd., 8.00%, 9/10/2025[4]	3,200,000	3,344,000
New Fortress Energy, Inc., 6.75%, 9/15/2025[4]	3,787,000	3,824,870
Penn Virginia Holdings LLC, 9.25%, 8/15/2026[4]	3,060,000	3,174,750
PetroTal Corp. (Peru), 12.00%, 2/16/2024 (Acquired 02/01/2021 - 11/02/2021, cost $3,583,256)[5]	3,580,000	3,741,100
Ping Petroleum UK Ltd. (Bermuda), 12.00%, 7/29/2024 (Acquired 07/14/2021, cost $1,960,000)[5]	2,000,000	1,980,000

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2021

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Tiger Holdco Pte Ltd. (India), 13.00%, 6/10/2023[4,6]	50,944	$51,454
		30,705,939
Total Energy		41,687,839

Financials - 16.8%
Banks - 2.8%
Lloyds Bank plc (United Kingdom) (3 mo. LIBOR US + 11.756%), 12.00%[4,7,8]	3,950,000	3,996,215
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	3,200,000	3,405,760
		7,401,975
Capital Markets - 1.8%
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance Corporation, 3.875%, 2/15/2026[4]	2,400,000	2,445,735
StoneX Group, Inc., 8.625%, 6/15/2025[4]	2,230,000	2,363,800
		4,809,535
Consumer Finance - 4.7%
Navient Corp.,
6.75%, 6/25/2025	2,325,000	2,557,500
5.625%, 8/1/2033	2,500,000	2,381,250
PRA Group, Inc., 5.00%, 10/1/2029[4]	3,750,000	3,759,375
SLM Corp., 3.125%, 11/2/2026	3,750,000	3,712,500
		12,410,625
Diversified Financial Services - 4.3%
Coinbase Global, Inc., 3.375%, 10/1/2028[4]	3,675,000	3,431,531
FS Energy & Power Fund, 7.50%, 8/15/2023[4]	3,640,000	3,795,756
Midcap Financial Issuer Trust, 6.50%, 5/1/2028[4]	3,750,000	3,909,375
		11,136,662
Mortgage Real Estate Investment Trusts (REITS) - 1.4%
Ladder Capital Finance Holdings
LLLP - Ladder Capital Finance
Corp., 4.25%, 2/1/2027[4]	3,500,000	3,522,855

Thrifts & Mortgage Finance - 1.8%
LD Holdings Group LLC, 6.125%, 4/1/2028[4]	2,500,000	2,356,250
United Wholesale Mortgage LLC, 5.50%, 4/15/2029[4]	2,500,000	2,453,125
		4,809,375
Total Financials		44,091,027

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care - 1.4%
Pharmaceuticals - 1.4%
Teva Pharmaceutical Finance
Netherlands III B.V. (Israel), 7.125%, 1/31/2025	3,500,000	$3,745,000

Industrials - 16.2%
Airlines - 4.6%
Alaska Airlines Pass-Through Trust,
Series 2020-1, Class B, 8.00%, 8/15/2025[4]	2,796,223	3,113,062
United Airlines Pass-Through Trust,
Series 2019-2, Class B, 3.50%, 5/1/2028	3,701,648	3,666,263
United Airlines Pass-Through Trust,
Series 2018-1, Class B, 4.60%, 3/1/2026	1,434,396	1,455,159
Western Global Airlines LLC, 10.375%, 8/15/2025[4]	3,500,000	3,893,750
		12,128,234
Commercial Services & Supplies - 3.3%
Airswift Global AS (United Kingdom) (3 mo. LIBOR US + 8.500%), 8.654%, 5/12/2025 (Acquired 05/03/2021 - 12/08/2021, cost $3,506,500)[3,5]	3,500,000	3,552,500
Prime Security Services Borrower LLC - Prime Finance, Inc., 5.75%, 4/15/2026[4]	4,830,000	5,185,826
		8,738,326
Construction & Engineering - 4.7%
Dycom Industries, Inc., 4.50%, 4/15/2029[4]	3,302,000	3,363,912
IEA Energy Services LLC, 6.625%, 8/15/2029[4]	5,000,000	4,938,750
Railworks Holdings LP - Railworks Rally, Inc., 8.25%, 11/15/2028[4]	3,750,000	3,862,500
		12,165,162
Marine - 3.6%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025	5,605,000	5,637,696
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[4]	3,600,000	3,762,000
		9,399,696
Total Industrials		42,431,418

Information Technology - 1.4%
Communications Equipment - 1.4%
Plantronics, Inc., 4.75%, 3/1/2029[4]	3,720,000	3,547,950

Materials - 11.2%
Metals & Mining - 9.7%
Copper Mountain Mining Corp.
(Canada), 8.00%, 4/9/2026[4]	4,116,000	4,306,571

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2021

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Endeavour Mining plc (Burkina Faso),
5.00%, 10/14/2026[4]	3,750,000	$3,712,500
Infrabuild Australia Pty Ltd. (Australia),
12.00%, 10/1/2024[4]	3,479,000	3,583,370
Jervois Mining USA Ltd. (Australia),
12.50%, 7/20/2026[4]	3,000,000	3,170,460
Northwest Acquisitions ULC -
Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017 - 05/15/2020, cost $1,518,841)[5,9]	6,535,000	65
Pembroke Olive Downs Pty Ltd.
(Australia), 10.00%, 12/21/2028 (Acquired 12/10/2021, cost $2,509,000)[5]	2,600,000	2,522,000
Tacora Resources, Inc. (Canada),
8.25%, 5/15/2026[4]	4,260,000	4,238,700
Warrior Met Coal, Inc., 7.875%,
12/1/2028[4]	3,810,000	3,905,250
		25,438,916
Paper & Forest Products - 1.5%
Clearwater Paper Corp., 4.75%,
8/15/2028[4]	3,750,000	3,815,625
.Total Materials		29,254,541

Real Estate - 5.4%
Equity Real Estate Investment Trusts (REITS) - 4.3%
HAT Holdings I LLC - HAT Holdings II LLC, 3.375%, 6/15/2026[4]	3,750,000	3,787,500

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
IIP Operating Partnership LP, 5.50%,
5/25/2026	4,455,000	$4,718,490
Pelorus Fund REIT LLC, 7.00%,
9/30/2026 (Acquired 09/21/2021, cost $2,750,000)[5]	2,750,000	2,705,892
		11,211,882
Real Estate Management & Development - 1.1%
Carrington Holding Co. LLC, 8.00%,
1/1/2026[4]	3,000,000	3,024,841
Total Real Estate		14,236,723

Utilities - 4.0%
Independent Power and Renewable Electricity Producers - 4.0%
Atlantica Sustainable Infrastructure plc (Spain), 4.125%, 6/15/2028[4]	3,250,000	3,274,375
Sunnova Energy Corp., 5.875%,
9/1/2026[4]	3,500,000	3,570,000
Vistra Operations Co. LLC, 4.375%,
5/1/2029[4]	3,711,000	3,717,049

Total Utilities		10,561,424

TOTAL CORPORATE BONDS
(Identified Cost $213,700,873)		214,700,035

SHORT-TERM INVESTMENT - 8.9%

Dreyfus Government Cash Management,
Institutional Shares, 0.03%[10]
(Identified Cost $23,179,519)	23,179,519	23,179,519

TOTAL INVESTMENTS - 101.4%
(Identified Cost $261,581,175)		265,658,304
LIABILITIES, LESS OTHER ASSETS - (1.4%)		(3,761,677)
NET ASSETS - 100%		$261,896,627

LIBOR - London Interbank Offered Rate

*Non-income producing security.

1Amount is stated in USD unless otherwise noted.

2Security has been valued using significant unobservable inputs.

3Floating rate security. Rate shown is the rate in effect as of December 31, 2021.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $152,521,896, which represented 58.2% of the Series’ Net Assets.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2021 was $14,501,557, or 5.5% of the Series’ Net Assets.

6Represents a Payment-in-Kind bond.

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2021

7Security is perpetual in nature and has no stated maturity date.

8Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2021.

9Issuer filed for bankruptcy and/or is in default of interest payments.

10Rate shown is the current yield as of December 31, 2021.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2021

ASSETS:

Investments, at value (identified cost $261,581,175) (Note 2)	$265,658,304
Cash	3,646
Interest receivable	3,823,059
Receivable for fund shares sold	819,854
Dividends receivable	620
Prepaid expenses	25,610

TOTAL ASSETS	270,331,093

LIABILITIES:

Accrued sub-transfer agent fees (Note 3)	48,970
Accrued fund accounting and administration fees (Note 3)	28,223
Accrued management fees (Note 3)	16,026
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	9,418
Accrued Chief Compliance Officer service fees (Note 3)	1,531
Payable for securities purchased	7,919,670
Payable for fund shares repurchased	374,600
Other payables and accrued expenses	36,028

TOTAL LIABILITIES	8,434,466

TOTAL NET ASSETS	$261,896,627

NET ASSETS CONSIST OF:

Capital stock	$267,585
Additional paid-in-capital	256,510,373
Total distributable earnings (loss)	5,118,669

TOTAL NET ASSETS	$261,896,627

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($47,107,855/4,541,402 shares)	$10.37

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($67,760,283/7,841,867 shares)	$8.64

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($137,215,458/13,240,730 shares)	$10.36

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($9,813,031/1,134,546 shares)	$8.65

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2021

INVESTMENT INCOME:

Interest	$12,162,283
Dividends	124,362
Other Income	16,714

Total Investment Income	12,303,359

EXPENSES:

Management fees (Note 3)	822,734
Fund accounting and administration fees (Note 3)	79,394
Sub-transfer agent fees (Note 3)	76,157
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	62,021
Directors’ fees (Note 3)	24,014
Chief Compliance Officer service fees (Note 3)	6,123
Registration and filing fees	65,351
Custodian fees	13,767
Miscellaneous	156,303

Total Expenses	1,305,864
Less reduction of expenses (Note 3)	(635,996)

Net Expenses	669,868

NET INVESTMENT INCOME	11,633,491

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	11,120,514

Net change in unrealized appreciation (depreciation) on investments	(2,626,100)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	8,494,414

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,127,905

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$11,633,491	$8,081,089
Net realized gain (loss) on investments	11,120,514	5,573,961
Net change in unrealized appreciation (depreciation) on investments	(2,626,100)	7,395,942

Net increase (decrease) from operations	20,127,905	21,050,992

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(2,851,858)	(509,115)
Class I	(5,700,231)	(1,217,048)
Class W	(11,182,645)	(6,305,940)
Class Z	(297,832)	(110,904)

Total distributions to shareholders	(20,032,566)	(8,143,007)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	107,301,099	75,515,629

Net increase (decrease) in net assets	107,396,438	88,423,614

NET ASSETS:

Beginning of year	154,500,189	66,076,575

End of year	$261,896,627	$154,500,189

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.19	$10.10	$9.47	$10.09	$9.79

Income (loss) from investment operations:
Net investment income[1]	0.53	0.57	0.57	0.53	0.54
Net realized and unrealized gain (loss) on investments	0.47	0.03	0.73	(0.65)	0.28
Total from investment operations	1.00	0.60	1.30	(0.12)	0.82
Less distributions to shareholders:
From net investment income	(0.47)	(0.51)	(0.67)	(0.50)	(0.51)
From net realized gain on investments	(0.35)	—	—	—	—
From return of capital	—	—	—	—	(0.01)
Total distributions to shareholders	(0.82)	(0.51)	(0.67)	(0.50)	(0.52)

Net asset value - End of year	$10.37	$10.19	$10.10	$9.47	$10.09
Net assets - End of year (000’s omitted)	$47,108	$10,197	$13,113	$82,399	$94,533
Total return[2]	9.99%	6.28%	13.97%	(1.31%)	8.49%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	5.02%	5.91%	5.90%	5.32%	5.31%
Series portfolio turnover	128%	208%	143%	100%	106%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.05%	0.13%	0.12%	0.08%	0.07%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.62	$8.63	$8.20	$8.80	$8.61

Income (loss) from investment operations:
Net investment income[1]	0.47	0.51	0.53	0.49	0.49
Net realized and unrealized gain (loss) on investments	0.40	0.02	0.61	(0.57)	0.25
Total from investment operations	0.87	0.53	1.14	(0.08)	0.74
Less distributions to shareholders:
From net investment income	(0.50)	(0.54)	(0.71)	(0.52)	(0.54)
From net realized gain on investments	(0.35)	—	—	—	—
From return of capital	—	—	—	—	(0.01)
Total distributions to shareholders	(0.85)	(0.54)	(0.71)	(0.52)	(0.55)

Net asset value - End of year	$8.64	$8.62	$8.63	$8.20	$8.80
Net assets - End of year (000’s omitted)	$67,760	$22,477	$20,974	$32,962	$26,459
Total return[2]	10.27%	6.60%	14.24%	(0.98% )	8.68%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	5.28%	6.17%	6.17%	5.63%	5.57%
Series portfolio turnover	128%	208%	143%	100%	106%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.02%	0.10%	0.13%	0.08%	0.07%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED		FOR THE
	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.17	$10.08	$10.01

Income from investment operations:
Net investment income[2]	0.63	0.64	0.56
Net realized and unrealized gain (loss) on investments	0.46	0.03	0.27
Total from investment operations	1.09	0.67	0.83
Less distributions to shareholders:
From net investment income	(0.55)	(0.58)	(0.76)
From net realized gain on investments	(0.35)	—	—
Total distributions to shareholders	(0.90)	(0.58)	(0.76)

Net asset value - End of period	$10.36	$10.17	$10.08
Net assets - End of period (000’s omitted)	$137,215	$119,895	$30,363
Total return[3]	10.89%	7.11%	8.63%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	[4]
Net investment income	5.92%	6.76%	6.66%	[4]
Series portfolio turnover	128%	208%	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.47%	0.54%	0.59%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

High Yield Bond Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED		FOR THE
	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.62	$8.64	$8.67

Income from investment operations:
Net investment income[2]	0.48	0.52	0.46
Net realized and unrealized gain (loss) on investments	0.41	0.01	0.23
Total from investment operations	0.89	0.53	0.69
Less distributions to shareholders:
From net investment income	(0.51)	(0.55)	(0.72)
From net realized gain on investments	(0.35)	—	—
Total distributions to shareholders	(0.86)	(0.55)	(0.72)

Net asset value - End of period	$8.65	$8.62	$8.64
Net assets - End of period (000’s omitted)	$9,813	$1,931	$1,627
Total return[3]	10.48%	6.59%	8.26%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%	0.50%	[4]
Net investment income	5.41%	6.32%	6.26%	[4]
Series portfolio turnover	128%	208%	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.07%	0.14%	0.19%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

17

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as High Yield Bond Series Class I common stock and High Yield Bond Series Class Z common stock, 125 million have been designated as High Yield Bond Series Class S common stock and 50 million have been designated as High Yield Bond Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Energy	$4,083,813	$—	$—	$4,083,813
Preferred securities:
Health Care	2,541,588	2,541,588	—	—
Information Technology	2,487,672	2,487,672	—	—
Debt securities:
Loan Assignments	18,665,677	—	18,665,677	—
Corporate debt:
Communication Services	15,621,065	—	15,621,065	—
Consumer Discretionary	9,523,048	—	9,523,048	—
Energy	41,687,839	—	41,687,839	—
Financials	44,091,027	—	44,091,027	—
Health Care	3,745,000	—	3,745,000	—
Industrials	42,431,418	—	42,431,418	—
Information Technology	3,547,950	—	3,547,950	—
Materials	29,254,541	—	29,254,541	—
Real Estate	14,236,723	—	14,236,723	—
Utilities	10,561,424	—	10,561,424	—
Short-Term Investment	23,179,519	23,179,519	—	—
Total assets	$265,658,304	$28,208,779	$233,365,712	$4,083,813

19

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following table is a reconciliation Level 3 investments for which significant unobservable inputs were used to determine fair value:

LEVEL 3 RECONCILIATION	EQUITY SECURITY
Balance as of December 31, 2020 (fair value)	$980,115
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	3,103,698
Purchases	—
Sales	—
Transfers in	—
Transfers out	—
Balance as of 31 December, 2021 (fair value)	$4,083,813

* The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $3,103,698.

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2021.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
				VALUATION	AMOUNT OR
				IMPACT FROM	RANGE/
	FAIR VALUE	VALUATION	UNOBSERVABLE	AN INCREASE	WEIGHTED
	AT 12/31/2021	TECHNIQUE	INPUT	IN INPUT	AVERAGE
Common Stock - Energy	$4,083,813	Market Approach	Imputed Price Based on Potential Transaction Discount for Probability of	Increase	$67.89/NA
			Transaction	Decrease	7.9%/NA

The significant unobservable inputs used in the fair value measurement of the Fund’s equity security are the potential of a partial sale transaction and assumptions made to calculate residual equity, converted into unit value and discounted to reflect the pending nature of the transaction.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including

20

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2021.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2021.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e.

21

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Asset-Backed Securities (continued)

loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2018 through December 31, 2021. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2021, the sub-transfer agency expenses incurred by Class S and Class I were $32,652 and $43,505, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

23

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.65% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.50% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $524,289 in management fees for Class W for the year ended December 31, 2021. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $12,275, $7,047, $88,678 and $3,707 for Class S, Class I, Class W, and Class Z, respectively, for the year ended December 31, 2021. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2021, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2022	2023	2024	TOTAL
Class S	$18,519	$13,633	$12,275	$44,427
Class I	22,088	17,756	7,047	46,891
Class W	82,483	126,979	88,678	298,140
Class Z	14,052	2,226	3,707	19,985

For the year ended December 31, 2021, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $333,183,541 and $247,376,907, respectively. There were no purchases or sales of U.S. Government securities.

24

High Yield Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/21		12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,744,521	$61,132,086	1,374,004	$13,470,435
Reinvested	215,066	2,231,231	43,968	426,693
Repurchased	(2,418,892)	(25,703,861)	(1,715,055)	(16,444,271)
Total	3,540,695	$37,659,456	(297,083)	$(2,547,143)

CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/21		12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,127,738	$72,620,203	1,549,016	$12,741,074
Reinvested	638,351	5,534,045	143,819	1,184,486
Repurchased	(3,532,642)	(31,206,195)	(1,513,585)	(12,480,382)
Total	5,233,447	$46,948,053	179,250	$1,445,178

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/21		12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,256,616	$13,115,949	9,470,532	$82,557,027
Reinvested	1,035,395	10,750,624	617,247	5,999,867
Repurchased	(840,081)	(8,855,336)	(1,311,183)	(12,237,390)
Total	1,451,930	$15,011,237	8,776,596	$76,319,504

CLASS Z	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/21		12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,916,130	$16,799,932	27,724	$236,362
Reinvested	33,862	297,832	13,462	110,904
Repurchased	(1,039,362)	(9,415,411)	(5,700)	(49,176)
Total	910,630	$7,682,353	35,486	$298,090

Approximately 52% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended December 31, 2021, the Series did not borrow under the line of credit.

25

High Yield Bond Series

Notes to Financial Statements (continued)

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2021.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2021, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $1,506,660 and decrease Total Distributable Earnings (Loss) by $1,506,660. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/21	ENDED 12/31/20
Ordinary income	$19,495,758	$8,143,007
Long-term capital gains	$536,808	—

26

High Yield Bond Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At December 31, 2021, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$261,685,277
Unrealized appreciation	6,963,885
Unrealized depreciation	(2,990,858)

Net unrealized appreciation	$3,973,027
Undistributed ordinary income	$742,497
Undistributed long-term capital gains	$403,143

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic and a recent resurgence of COVID-19 has caused a continued time of uncertainty. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. Management of the Series will continue to monitor the impact of COVID-19 on investment performance, financial statements and the Series’ operations.

27

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of High Yield Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, brokers, agent banks and issuers of privately offered securities; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 18, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

28

High Yield Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

The Series designates $1,543,641 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2021.

29

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004- 2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

30

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019- 2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

31

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker- Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker- Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

32

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/ Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various affiliates: General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

33

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/21-AR

34

Manning & Napier Fund, Inc.

Unconstrained Bond Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past two years, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ’set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

Unconstrained Bond Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide long-term total return, with a secondary objective of preservation of capital. Under normal circumstances, at least 80% of the Series’ assets will be invested in bonds and other financial instruments with economic characteristics similar to bonds. Up to 50% of the Series may be invested in below investment-grade securities and/or in non-US dollar denominated securities, including securities issued by companies located in emerging markets. Derivatives, such as futures, options, swaps, and forwards, may also be used to manage interest rate exposure, duration, or currency risk.

Performance Commentary

Fixed income markets, as measured by the Bloomberg US Aggregate Bond Index, posted negative returns for only the fourth calendar year on record as markets grappled with lingering inflation concerns, potential balance sheet reductions by the Federal Reserve, and looming interest rate hikes. Overall, interest rates generally ended the year higher than they started, the yield curve flattened, and, despite intra-year volatility, credit spreads ended roughly unchanged. From a sector perspective, Treasury Inflation Protected Securities (TIPS) and high yield were the highest returning areas of the market, experiencing positive returns, whereas Treasuries were the worst performing sector.

The Unconstrained Bond Series Class S shares delivered positive absolute returns during 2021, returning 2.59%, and outperformed its benchmark, the FTSE 3-Month Treasury Bill Index, which returned 0.05%. Relative outperformance was primarily attributable to the Series’ notable allocation to credit-related securities.

As the economic cycle moves forward, we are actively becoming more measured in our approach. Given tight credit spreads across much of the bond market and the prospect of interest rates rising off their post-pandemic lows, fixed income investors can generally expect a more challenging environment going forward.

That stated, while the market continued to look expensive from a valuation perspective; we found select opportunities across various sectors. Specifically, we continued to find attractive opportunities in corporate credits, particularly within the Energy and Financials sectors, and, despite tightening valuations, in select BBB-rated issuances from a bottom-up perspective. Additionally, we continued to view asset-backed securities as relatively attractive and focused on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk (e.g., student loans, prime autos, etc.). Finally, we’ve seen select opportunities in high yield, collateralized loan obligations and bank loans, and non-US dollar denominated securities.

Performance for the Unconstrained Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Unconstrained Bond Series

Performance Update as of December 31, 2021

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF DECEMBER 31, 2021
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Unconstrained Bond Series - Class S2	2.59%	3.68%	3.53%
Unconstrained Bond Series - Class I2,3	2.81%	3.94%	3.73%
Unconstrained Bond Series - Class W2,4	3.19%	4.09%	3.73%
FTSE 3-Month Treasury Bill Index[5]	0.05%	1.11%	0.60%
Bloomberg U.S. Aggregate Bond Index[6]	(1.54%)	3.57%	2.90%

The following graph compares the value of a $10,000 investment in the Unconstrained Bond Series - Class S for the ten years ended December 31, 2021 to the FTSE 3-Month Treasury Bill Index and Bloomberg Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2021, this net expense ratio was 0.73% for Class S, 0.49% for Class I and 0.05% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.73% for Class S, 0.49% for Class I and 0.37% for Class W for the year ended December 31, 2021.

3For periods through August 1, 2013 (the inception date of the Class I shares), performance for the Class I shares is based on the historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The FTSE 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

6The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data. Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

Unconstrained Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	7/1/21	12/31/21	7/1/21 - 12/31/21	RATIO
Class S
Actual	$1,000.00	$1,003.90	$3.69	0.73%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.53	$3.72	0.73%
Class I
Actual	$1,000.00	$1,005.30	$2.43	0.48%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
Class W
Actual	$1,000.00	$1,006.90	$0.25	0.05%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Unconstrained Bond Series

Portfolio Composition as of December 31, 2021

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.
2A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Unconstrained Bond Series

Investment Portfolio - December 31, 2021

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS - 0.7%

Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Jonah Energy Parent LLC*2
(Identified Cost $1,288,725)	85,915	$5,369,688

PREFERRED STOCKS - 1.4%

Health Care - 0.4%
Pharmaceuticals - 0.4%
Harrow Health, Inc., 8.625%, 4/30/2026	109,800	2,943,738
Information Technology - 1.0%
Software - 1.0%
Argo Blockchain plc (United Kingdom), 8.75%, 11/30/2026	75,000	1,867,500
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	70,000	1,666,000
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	152,955	3,634,211

TOTAL PREFERRED STOCKS (Identified Cost $10,170,384)		10,111,449

LOAN ASSIGNMENTS - 3.6%

American Axle & Manufacturing, Inc., Tranche B Term Loan, Term B, (3 mo. LIBOR US + 2.250%), 3.00%, 4/6/2024[3]	6,933,895	6,909,002
Tutor Perini Corp., Term Loan, Term B, (1 mo. LIBOR US + 4.75%), 5.75%, 8/18/2027[3]	6,937,500	6,937,500
Mozart Borrower LP, Initial Dollar Term Loan, Term B, (1 mo. LIBOR US + 3.250%), 3.75%, 10/21/2028[3]	3,500,000	3,498,460
The Hertz Corp., Term Loan, Term B-EXIT, (1 mo. LIBOR US + 3.500%), 3.75%, 6/30/2028[3]	4,205,448	4,205,448
Term C-EXIT, (1 mo. LIBOR US + 3.500%), 3.75%, 6/30/2028[3]	794,552	794,552
Jazz Financing Lux S.A.R.L., Initial Dollar Term Loan, Term B, (1 mo. LIBOR US + 3.500%), 4.00%, 5/5/2028[3]	3,482,500	3,493,609

TOTAL LOAN ASSIGNMENTS (Identified Cost $25,798,488)		25,838,571

CORPORATE BONDS - 39.3%

Non-Convertible Corporate Bonds- 39.3%
Communication Services - 2.6%
Diversified Telecommunication Services - 1.6%
Lumen Technologies, Inc., 7.50%, 4/1/2024	6,075,000	6,652,125
	SHARES/
	PRINCIPAL		VALUE
	AMOUNT[1]		(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc., 4.272%, 1/15/2036		4,000,000	$4,698,954
			11,351,079
Interactive Media & Services - 1.0%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[4]		6,650,000	7,236,992
Total Communication Services			18,588,071

Consumer Discretionary - 1.7%
Automobiles - 0.4%
Ford Motor Credit Co. LLC,
3.219%, 1/9/2022		950,000	950,000
2.979%, 8/3/2022		2,050,000	2,060,393
			3,010,393
Hotels, Restaurants & Leisure - 0.5%
Expedia Group, Inc., 3.25%, 2/15/2030		3,400,000	3,473,007

Internet & Direct Marketing Retail - 0.8%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037		3,210,000	3,487,578
North Investment Group AB (Sweden) (3 mo. STIB + 9.000%), 9.00%, 5/5/2024 (Acquired 04/22/2021, cost $2,818,941)[3,5]	SEK	23,750,000	2,628,317
			6,115,895
Total Consumer Discretionary			12,599,295

Consumer Staples - 0.3%
Food & Staples Retailing - 0.3%
Greenfood AB (Sweden) (3 mo. STIB + 7.000%), 7.00%, 11/4/2025 (Acquired 10/28/2021, cost $2,486,820)[3,5]	SEK	21,250,000	2,339,894

Energy - 8.3%
Energy Equipment & Services - 1.5%
Kent Global plc (United Kingdom), 10.00%, 6/28/2026		3,500,000	3,477,425
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026[4]		3,755,000	3,830,926
Tidewater, Inc., 8.50%, 11/16/2026		3,600,000	3,600,000
			10,908,351
Oil, Gas & Consumable Fuels - 6.8%
BP Capital Markets America, Inc., 3.06%, 6/17/2041		5,250,000	5,328,148
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[4]		6,562,000	6,726,050
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039		3,910,000	5,317,204
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038		3,500,000	4,852,836

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2021

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Navigator Holdings Ltd., 8.00%, 9/10/2025[4]	3,550,000	$3,709,750
PetroTal Corp. (Peru), 12.00%, 2/16/2024 (Acquired 02/01/2021, cost $3,230,000)[5]	3,400,000	3,553,000
Ping Petroleum UK Ltd. (Bermuda), 12.00%, 7/29/2024 (Acquired 07/14/2021-09/15/2021, cost $2,664,463)[5]	2,715,000	2,687,850
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	7,000,000	7,614,064
The Williams Companies, Inc., 2.60%, 3/15/2031	3,550,000	3,529,844
Tiger Holdco Pte Ltd. (India), 13.00%, 6/10/2023[4]	6,228,217	6,290,499
		49,609,245
Total Energy		60,517,596

Financials - 7.7%
Banks - 2.9%
Bank of America Corp.,
(3 mo. LIBOR US + 0.760%), 0.963%,
9/15/2026[3]	3,561,000	3,545,809
6.11%, 1/29/2037	2,300,000	3,100,108
Citigroup, Inc., 4.45%, 9/29/2027	3,700,000	4,128,049
JPMorgan Chase & Co., 8.00%, 4/29/2027	3,000,000	3,884,364
Lloyds Bank plc (United Kingdom) (3 mo. LIBOR US + 11.756%), 12.00%[4,6,7]	3,000,000	3,035,100
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	3,135,000	3,336,580
		21,030,010
Capital Markets - 1.6%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	1,850,000	1,850,775
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance Corporation, 3.875%, 2/15/2026[4]	2,850,000	2,904,311
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[4]	3,000,000	3,091,767
StoneX Group, Inc., 8.625%, 6/15/2025[4]	3,580,000	3,794,800
		11,641,653
Consumer Finance - 1.0%
Navient Corp., 6.75%, 6/25/2025	3,050,000	3,355,000
PRA Group, Inc., 7.375%, 9/1/2025[4]	3,570,000	3,793,125
		7,148,125
	SHARES/
	PRINCIPAL		VALUE
	AMOUNT[1]		(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services - 1.7%
Blackstone Private Credit Fund, 2.625%, 12/15/2026[4]		1,785,000	$1,741,351
FS Energy & Power Fund, 7.50%, 8/15/2023[4]		3,235,000	3,373,425
Liberty Commercial Finance LLC, 6.00%, 6/30/2026 (Acquired 06/22/2021, cost $3,000,000)[5]		3,000,000	3,002,939
Novedo Holding AB (Sweden) (3 mo. STIB + 6.500%), 6.50%, 11/26/2024 (Acquired 11/15/2021, cost $2,280,736)[3,5]	SEK	20,000,000	2,213,320
VCT Holdings LLC, 6.00%, 12/30/2026 (Acquired 12/21/2021, cost $2,000,000)[5]		2,000,000	1,999,844
			12,330,879
Mortgage Real Estate Investment Trusts (REITS) - 0.5%
Arbor Realty Trust, Inc., 8.00%, 4/30/2023 (Acquired 05/10/2021, cost $3,785,222)[5]		3,555,000	3,705,829
Total Financials			55,856,496

Industrials - 8.0%
Airlines - 2.1%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[4]		5,313,632	5,915,717
Southwest Airlines Co., 5.25%, 5/4/2025		3,000,000	3,333,374
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 5/1/2028		3,166,873	3,136,600
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026		3,130,916	3,176,236
			15,561,927
Commercial Services & Supplies - 1.5%
Airswift Global AS (United Kingdom) (3 mo. LIBOR US + 8.500%), 8.654%, 5/12/2025 (Acquired 05/03/2021, cost $7,000,000)[3,5]		7,000,000	7,105,000
Legal Business Services LLC, 8.00%, 6/15/2026 (Acquired 06/14/2021, cost $4,000,000)[5]		4,000,000	3,999,688
			11,104,688
Construction & Engineering - 0.5%
Railworks Holdings LP - Railworks Rally, Inc., 8.25%, 11/15/2028[4]		3,735,000	3,847,050

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2021

	SHARES/
	PRINCIPAL		VALUE
	AMOUNT[1]		(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Electrical Equipment - 0.4%
Joetul AS (Norway) (3 mo. NIBOR + 6.950%), 7.59%, 10/6/2024[3]	NOK	23,000,000	$2,604,737

Marine - 1.9%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025		6,560,000	6,598,266
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[4]		7,000,000	7,315,000
			13,913,266
Road & Rail - 0.2%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[7]		1,500,000	1,663,125

Trading Companies & Distributors - 1.4%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028		3,750,000	3,806,268
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[4]		1,500,000	1,568,208
Avolon Holdings Funding Ltd. (Ireland), 3.25%, 2/15/2027[4]		4,500,000	4,534,004
			9,908,480
Total Industrials			58,603,273

Information Technology - 0.5%
Software - 0.5%
Media & Games Invest SE (Malta)
(3 mo. EURIBOR + 5.750%), 5.75%,
11/27/2024[3,4]	EUR	3,200,000	3,668,702

Materials - 3.3%
Metals & Mining - 3.3%
Copper Mountain Mining Corp. (Canada), 8.00%, 4/9/2026[4]		3,528,000	3,691,346
Infrabuild Australia Pty Ltd. (Australia), 12.00%, 10/1/2024[4]		3,425,000	3,527,750
Jervois Mining USA Ltd. (Australia), 12.50%, 7/20/2026[4]		3,500,000	3,698,870
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[4]		1,750,000	1,745,087
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/06/2017-09/12/2019, cost $4,353,936)[5,8]		5,870,000	59
Pembroke Olive Downs Pty Ltd. (Australia), 10.00%, 12/21/2028 (Acquired 12/10/2021, cost $579,000)[5]		600,000	582,000
Tacora Resources, Inc. (Canada), 8.25%, 5/15/2026[4]		6,880,000	6,845,600
	SHARES/
	PRINCIPAL		VALUE
	AMOUNT[1]		(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Warrior Met Coal, Inc., 7.875%, 12/1/2028[4]		3,760,000	$3,854,000
Total Materials			23,944,712

Real Estate - 5.0%
Equity Real Estate Investment Trusts (REITS) - 4.1%
American Tower Corp., 3.80%, 8/15/2029		8,250,000	8,983,217
Crown Castle International Corp.,
3.10%, 11/15/2029		5,000,000	5,223,172
3.30%, 7/1/2030		1,850,000	1,953,459
IIP Operating Partnership LP, 5.50%, 5/25/2026		3,500,000	3,707,006
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 09/21/2021, cost $3,500,000)[5]		3,500,000	3,443,863
SBA Tower Trust,
2.836%, 1/15/2025[4]		3,500,000	3,591,530
1.884%, 1/15/2026[4]		2,750,000	2,773,251
			29,675,498
Real Estate Management & Development - 0.9%
Carrington Holding Co. LLC, 8.00%, 1/1/2026[4]		3,500,000	3,528,981
Trym AS (Norway) (3 mo. NIBOR + 7.750%), 8.54%, 9/10/2024 (Acquired 08/31/2021, cost $3,446,157)[3,5]	NOK	30,000,000	3,355,422
			6,884,403
Total Real Estate			36,559,901

Utilities - 1.9%
Electric Utilities - 1.4%
Alexander Funding Trust, 1.841%, 11/15/2023[4]		10,000,000	10,036,072

Independent Power and Renewable Electricity Producers - 0.5%
Vistra Operations Co. LLC, 3.55%, 7/15/2024[4]		3,500,000	3,604,897
Total Utilities			13,640,969

TOTAL CORPORATE BONDS
(Identified Cost $286,778,651)			286,318,909

ASSET-BACKED SECURITIES - 34.2%

Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 8/15/2046[4]		4,500,000	4,432,401
AMSR Trust, Series 2020-SFR4, Class A, 1.355%, 11/17/2037[4]		4,833,000	4,712,160

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2021

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

BRSP Ltd., Series 2021-FL1, Class A, (1 mo. LIBOR US + 1.150%), 1.254%, 8/19/2038[3,4]	3,000,000	$2,989,197
Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036[4]	4,761,625	4,675,827
CF Hippolyta LLC,
Series 2020-1, Class A1, 1.69%, 7/15/2060[4]	3,774,064	3,744,462
Series 2020-1, Class B1, 2.28%, 7/15/2060[4]	1,841,007	1,839,360
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, 2/18/2046[4]	6,143,102	5,999,569
College Ave Student Loans LLC, Series 2021-A, Class A2, 1.60%, 7/25/2051[4]	2,376,424	2,329,735
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[4]	2,537,928	2,573,963
CoreVest American Finance Trust,
Series 2019-1, Class A, 3.324%, 3/15/2052[4]	3,949,417	4,135,294
Series 2019-3, Class A, 2.705%, 10/15/2052[4]	2,456,334	2,509,862
Series 2020-3, Class A, 1.358%, 8/15/2053[4].	1,514,431	1,473,873
Series 2020-4, Class A, 1.174%, 12/15/2052[4]	1,155,162	1,122,669
Credit Acceptance Auto Loan Trust,
Series 2021-2A, Class C, 1.64%, 6/17/2030[4]	3,800,000	3,749,051
Series 2021-3A, Class C, 1.63%, 9/16/2030[4]	3,000,000	2,957,937
DataBank Issuer, Series 2021-1A, Class A2, 2.06%, 2/27/2051[4]	5,200,000	5,099,188
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A, 1.76%, 4/15/2049[4]	5,000,000	4,884,550
EDvestinU Private Education Loan Issue No. 1 LLC,
Series 2019-A, Class A, 3.58%, 11/25/2038[4]	2,284,653	2,338,637
Series 2021-A, Class A, 1.80%, 11/25/2045[4]	2,312,978	2,275,712
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[4]	4,760,000	4,768,471
FS RIALTO, Series 2021-FL2, Class A, (Cayman Islands) (1 mo. LIBOR US + 1.220%), 1.328%, 4/16/2028[3,4]	3,000,000	2,994,064
GoldentTree Loan Management U.S. CLO 1 Ltd., Series 2021-9A, Class A, (Cayman Islands) (3 mo. LIBOR US + 1.070%), 1.202%, 1/20/2033[3,4]	6,000,000	5,998,218
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[4]	3,976,878	3,968,761
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/2025[4]	3,000,000	2,970,421
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

Hotwire Funding LLC, Series 2021-1, Class A2, 2.311%, 11/20/2051[4]	3,500,000	$3,473,204
HTS Fund I LLC, Series 2021-1, Class A, 1.411%, 8/25/2036[4]	1,750,000	1,742,488
ITE Rail Fund Levered LP, Series 2021-3A, Class A, 2.21%, 6/28/2051[4]	5,859,263	5,836,199
KREF Ltd., Series 2021-FL2, Class AS, (1 mo. LIBOR US + 1.300%), 1.409%, 2/15/2039[3,4]	3,500,000	3,498,541
Laurel Road Prime Student Loan Trust, Series 2019-A, Class A2FX, 2.73%, 10/25/2048[4]	735,503	741,602
LCCM Trust,
Series 2021-FL2, Class AS, (1 mo. LIBOR US + 1.550%), 1.660%, 12/13/2038[3,4]	2,000,000	1,990,091
Series 2021-FL2, Class B, (1 mo. LIBOR US + 1.900%), 2.010%, 12/13/2038[3,4]	3,000,000	2,994,462
Long Point Park CLO Ltd., Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.375%), 1.497%, 1/17/2030[3,4]	2,400,000	2,386,121
Navient Private Education Loan Trust,
Series 2014-1, Class A3, (1 mo. LIBOR US + 0.510%), 0.613%, 6/25/2031[3]	4,638,578	4,533,899
Series 2015-BA, Class A3, (1 mo. LIBOR US + 1.450%), 1.560%, 7/16/2040[3,4]	2,355,146	2,364,877
Series 2017-2A, Class A, (1 mo. LIBOR US + 1.050%), 1.153%, 12/27/2066[3,4]	3,414,312	3,440,942
Series 2020-1A, Class A1B, (1 mo. LIBOR US + 1.050%), 1.152%, 6/25/2069[3,4]	2,639,689	2,708,936
Series 2020-GA, Class A, 1.17%, 9/16/2069[4]	874,529	870,425
Series 2021-1A, Class A1A, 1.31%, 12/26/2069[4]	6,400,487	6,217,086
Series 2021-A, Class A, 0.84%, 5/15/2069[4]	1,294,569	1,278,337
Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class B, (Cayman Islands) (3 mo. LIBOR US + 1.400%), 1.522%, 4/16/2033[3,4]	4,200,000	4,161,461
OCP CLO Ltd., Series 2020-8RA, Class A1, (Cayman Islands) (3 mo. LIBOR US + 1.220%), 1.342%, 1/17/2032[3,4]	3,500,000	3,499,993
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (Cayman Islands) (3 mo. LIBOR US + 0.960%), 1.082%, 4/16/2031[3,4]	8,000,000	8,009,568
Octagon Investment Partners 42 Ltd., Series 2019-3A, Class BR, (Cayman Islands) (3 mo. LIBOR US + 1.650%), 1.774%, 7/15/2034[3,4]	3,750,000	3,733,680

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2021

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

Oxford Finance Funding LLC,
Series 2019-1A, Class A2, 4.459%, 2/15/2027[4]	5,557,791	$5,666,891
Series 2020-1A, Class A2, 3.101%, 2/15/2028[4]	6,300,000	6,366,080
Series 2020-1A, Class B, 4.037%, 2/15/2028[4]	3,700,000	3,750,612
PEAR LLC, Series 2021-1, Class A, 2.60%, 1/15/2034 (Acquired 11/16/2021, cost $6,000,000)[5]	6,000,000	5,987,452
Progress Residential Trust, Series 2019-SFR2, Class A, 3.147%, 5/17/2036[4]	8,527,009	8,577,171
Series 2019-SFR4, Class A, 2.687%, 10/17/2036[4]	3,800,000	3,848,923
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[4]	6,200,320	6,080,384
SMB Private Education Loan Trust, Series 2014-A, Class A3, (1 mo. LIBOR US + 1.500%), 1.610%, 4/15/2032[3,4]	3,797,858	3,832,912
Series 2019-B, Class A2A, 2.84%, 6/15/2037[4]	3,357,968	3,442,471
Series 2020-B, Class A1A, 1.29%, 7/15/2053[4]	1,980,868	1,958,363
SoFi Professional Loan Program LLC,
Series 2016-C, Class A2B, 2.36%, 12/27/2032[4]	50,753	51,011
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[4]	271,942	276,642
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/2046[4]	3,400,000	3,343,423
Stonepeak, Series 2021-1A, Class AA, 2.301%, 2/28/2033[4]	1,122,323	1,110,554
Store Master Funding I-VII and XIV, Series 2019-1, Class A1, 2.82%, 11/20/2049[4]	2,396,044	2,454,979
TCI-Flatiron CLO Ltd., Series 2016-1A, Class CR2, (Cayman Islands) (3 mo. LIBOR US + 2.200%), 2.322%, 1/17/2032[3,4]	2,500,000	2,500,513
Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, (China), 1.68%, 2/20/2046[4]	6,160,000	5,990,210
Towd Point Mortgage Trust,
Series 2016-5, Class A1, 2.50%, 10/25/2056[4,9]	402,084	405,321
Series 2017-1, Class A1, 2.75%, 10/25/2056[4,9]	1,315,687	1,327,030
Series 2018-2, Class A1, 3.25%, 3/25/2058[4,9]	813,292	830,397
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 1.102%, 10/25/2048[3,4]	1,896,156	1,903,753
Tricon American Homes, Series 2020-SFR1, Class C, 2.249%, 7/17/2038[4]	2,500,000	2,461,956
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

Trinitas CLO XVII Ltd., Series 2021-17A, Class B1, (Cayman Islands) (3 mo. LIBOR US + 1.700%), 1.838%, 10/20/2034[3,4]	5,120,000	$5,090,022
Trinity Rail Leasing 2018 LLC, Series 2020-1A, Class A, 1.96%, 10/17/2050[4]	2,588,407	2,558,729
Trinity Rail Leasing 2021 LLC, Series 2021-1A, Class A, 2.26%, 7/19/2051[4]	1,969,334	1,958,410
Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, 3/20/2046[4]	6,179,250	6,051,564
TRP LLC, Series 2021-1, Class A, 2.07%, 6/19/2051[4]	2,975,424	2,943,991
Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.645%, 9/15/2045[4]	6,500,000	6,354,229
Vertical Bridge Holdings LLC, Series 2020-2A, Class A, 2.636%, 9/15/2050[4]	4,000,000	4,024,200
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $250,431,866)		249,173,487

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.1%

BDS, Series 2021-FL8, Class B, (Cayman Islands) (1 mo. LIBOR US + 1.350%), 1.454%, 1/18/2036[3,4]	3,000,000	2,983,932
Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[4,9]	2,983,047	2,881,991
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[4,9]	150,575	151,871
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1, 2.13%, 2/25/2043[4,9]	146,393	146,831
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	242,053	247,493
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[4]	4,480,000	4,578,947
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K021, Class X1 (IO), 1.376%, 6/25/2022[9]	15,122,477	11,830
Series K030, Class X1 (IO), 0.146%, 4/25/2023[9]	50,854,639	95,754
Series K032, Class X1 (IO), 0.072%, 5/25/2023[9]	30,365,020	39,982
Series K106, Class X1 (IO), 1.354%, 1/25/2030[9]	53,862,208	5,161,955
FREMF Mortgage Trust,
Series 2013-K28, Class X2A (IO), 0.10%, 6/25/2046[4]	79,644,970	63,613
Series 2015-K42, Class B, 3.849%, 1/25/2048[4,9]	1,900,000	2,007,193

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2021

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

FREMF Mortgage Trust, (continued) Series 2015-K43, Class B, 3.732%, 2/25/2048[4,9]	1,500,000	$1,584,745
GS Mortgage Securities Corp. Trust, Series 2021-RENT, Class B, (1 mo. LIBOR US + 1.100%), 1.202%, 11/21/2035[3,4]	4,000,000	3,979,880
GS Mortgage-Backed Securities Trust,
Series 2021-GR3, Class A6, 2.50%, 4/25/2052[4,9]	6,404,666	6,459,360
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[4,9]	3,817,035	3,856,459
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1, 3.00%, 6/25/2029[4,9]	289,210	291,781
Metlife Securitization Trust, Series 2019-1A, Class A, 3.75%, 4/25/2058[4,9]	1,041,914	1,077,200
New Residential Mortgage Loan Trust,
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[4,9]	321,710	336,133
Series 2015-2A, Class A1, 3.75%, 8/25/2055[4,9]	461,683	481,773
Series 2019-2A, Class A1, 4.25%, 12/25/2057[4,9]	2,314,901	2,414,853
RCKT Mortgage Trust, Series 2021-6, Class A5, 2.50%, 12/25/2051[4,9]	6,000,000	6,037,031
Sequoia Mortgage Trust,
Series 2013-2, Class A, 1.874%, 2/25/2043[9]	167,068	166,533
Series 2013-6, Class A2, 3.00%, 5/25/2043[9]	1,664,281	1,661,363
Series 2013-7, Class A2, 3.00%, 6/25/2043[9]	153,957	153,899
Series 2013-8, Class A1, 3.00%, 6/25/2043[9]..	178,933	179,678
Series 2020-1, Class A4, 3.50%, 2/25/2050[4,9]	43,427	43,408
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 1.580%, 11/15/2027[3,4]	1,777,115	1,070,709
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[4,9]	2,651,083	2,619,727
Toorak Mortgage Corp. Ltd., Series 2019-1, Class A1, 4.535%, 3/25/2022[4,10]	1,337,405	1,339,885
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A, (1 mo. LIBOR US + 1.050%), 1.16%, 12/15/2033[3,4]	7,000,000	6,987,882
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[4,9]	99,849	100,801

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $57,748,973)		59,214,492
	SHARES/
	PRINCIPAL		VALUE
	AMOUNT[1]		(NOTE 2)

FOREIGN GOVERNMENT BONDS - 1.8%

Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	126,000,000	$6,153,203
Mexico Government International Bond (Mexico), 4.125%, 1/21/2026		1,800,000	1,975,518
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		4,500,000	4,609,830

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $15,850,375)			12,738,551

MUNICIPAL BONDS - 0.6%

Hawaii, Series GC, G.O. Bond, 2.632%, 10/1/2037
(Identified Cost $4,064,913)		3,905,000	3,971,268

MUTUAL FUND - 2.4%

VanEck J.P. Morgan EM Local Currency Bond ETF
(Identified Cost $20,043,402)		609,000	17,417,400

U.S. TREASURY SECURITIES - 4.3%

U.S. Treasury Notes - 4.3%
U.S. Treasury Note
0.125%, 8/31/2023		21,400,000	21,213,586
0.375%, 8/15/2024		10,460,000	10,324,347

TOTAL U.S. TREASURY SECURITIES			31,537,933
(Identified Cost $31,827,115)

U.S. GOVERNMENT AGENCIES - 0.3%

Mortgage-Backed Securities - 0.3%
Fannie Mae
Pool #888810, UMBS, 5.50%, 11/1/2022		141	141
Pool #AD0462, UMBS, 5.50%, 10/1/2024		4,242	4,400
Pool #MA0115, UMBS, 4.50%, 7/1/2029		36,589	39,178
Pool #MA1834, UMBS, 4.50%, 2/1/2034		145,568	158,035
Pool #995876, UMBS, 6.00%, 11/1/2038		252,451	292,825
Pool #AW5338, UMBS, 4.50%, 6/1/2044		546,635	596,145
Pool #AS3878, UMBS, 4.50%, 11/1/2044		491,697	540,995
Pool #BE7845, UMBS, 4.50%, 2/1/2047		98,536	106,458

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2021

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac
Pool #G12610, 6.00%, 3/1/2022	153	$153
Pool #G12655, 6.00%, 5/1/2022	81	81
Pool #G12988, 6.00%, 1/1/2023	928	939
Pool #G13078, 6.00%, 3/1/2023	1,311	1,326
Pool #G13331, 5.50%, 10/1/2023	1,146	1,169
Pool #C91359, 4.50%, 2/1/2031	99,148	107,206
Pool #D98711, 4.50%, 7/1/2031	289,233	312,734
Pool #C91746, 4.50%, 12/1/2033	214,854	233,333
Pool #G05900, 6.00%, 3/1/2040	40,952	46,791

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $2,344,026)		2,441,909

SHORT-TERM INVESTMENT - 2.6%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[11]
(Identified Cost $19,172,130)	19,172,130	19,172,130

TOTAL INVESTMENTS - 99.3%
(Identified Cost $725,519,048)		723,305,787
OTHER ASSETS, LESS LIABILITIES - 0.7%		4,917,208
NET ASSETS - 100%		$728,222,995

FUTURES CONTRACTS: LONG POSITIONS OPEN AT DECEMBER 31, 2021
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE [1]	VALUE/UNREALIZED APPRECIATION/ (DEPRECIATION)
2,850	90 Day Euro Dollar	EUREX	December 2022	705,054,375	$(2,500,932)
2,850	90 Day Euro Dollar	EUREX	December 2024	700,316,250	135,318
TOTAL LONG POSITIONS					$(2,365,614)

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT DECEMBER 31, 2021
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE [1]	VALUE/UNREALIZED APPRECIATION/ (DEPRECIATION)
130	Cboe iBoxx iShares Corporate Bond Index	CBOE	February 2022	19,665,750	$(28,642)
132	Euro-BTP	EUREX	March 2022	22,092,957	498,757
37	Euro-BUXL (30 Year)	EUREX	March 2022	8,708,819	460,792
120	U.S. Treasury Notes (10 Year)	CBOT	March 2022	15,656,250	(158,096)
75	U.S. Ultra Treasury Bonds (10 Year)	CBOT	March 2022	10,982,812	(161,289)
2,850	90 Day Euro Dollar	EUREX	December 2025	700,102,500	(1,216,457)
TOTAL SHORT POSITIONS					$(604,935)

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2021

CBOE - Chicago Board Options Exchange

CBOT - Chicago Board of Trade

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

EUR - Euro

EUREX - Eurex Exchange

EURIBOR - Euro Interbank Offered Rate

G.O. Bond - General Obligation Bond

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

NIBOR - Norwegian Interbank Offered Rate

No. - Number

NOK - Norwegian Krone

REMICS - Real Estate Mortgage Investment Conduits

SEK - Swedish Krona

STIB - Stockholm Interbank Offered Rate

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

1Amount is stated in USD unless otherwise noted.

2Security has been valued using significant unobservable inputs.

3Floating rate security. Rate shown is the rate in effect as of December 31, 2021.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $413,422,302, which represented 56.8% of the Series’ Net Assets.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s

Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2021 was $46,604,477, or 6.4% of the Series’ Net Assets.

6Security is perpetual in nature and has no stated maturity date.

7Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2021.

8Issuer filed for bankruptcy and/or is in default of interest payments.

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2021.

10Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2021.

11Rate shown is the current yield as of December 31, 2021.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Assets and Liabilities

December 31, 2021

ASSETS:

Investments in securities, at value (identified cost $725,519,048) (Note 2)	$723,305,787
Foreign currency, at value (identified cost $2,686,188)	2,742,560
Interest receivable	4,431,814
Deposits at broker for futures contracts	4,261,763
Receivable for fund shares sold	1,090,240
Dividends receivable	405
Prepaid expenses	17,138

TOTAL ASSETS	735,849,707

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	47,990
Accrued sub-transfer agent fees (Note 3)	25,226
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	3,778
Accrued Chief Compliance Officer service fees (Note 3)	1,531
Accrued management fees (Note 3)	238
Payable for securities purchased	7,030,321
Payable for fund shares repurchased	413,193
Futures variation margin payable	62,921
Other payables and accrued expenses	41,514

TOTAL LIABILITIES	7,626,712

TOTAL NET ASSETS	$728,222,995

NET ASSETS CONSIST OF:

Capital stock	$693,663
Additional paid-in-capital	730,723,457
Total distributable earnings (loss)	(3,194,125)

TOTAL NET ASSETS	$728,222,995

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($17,776,191/1,675,554 shares)	$10.61

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($36,639,330/3,943,619 shares)	$9.29

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($673,807,474/63,747,100 shares)	$10.57

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Operations

For the Year Ended December 31, 2021

INVESTMENT INCOME:

Interest	$22,781,218
Dividend	1,321,234
Other Income	238,013

Total Investment Income	24,340,465

EXPENSES:

Management fees (Note 3)	2,115,194
Fund accounting and administration fees (Note 3)	141,929
Directors’ fees (Note 3)	83,879
Accrued sub-transfer agent fees (Note 3)	54,057
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	49,145
Chief Compliance Officer service fees (Note 3)	6,123
Custodian fees	39,098
Miscellaneous	239,342

Total Expenses	2,728,767
Less reduction of expenses (Note 3)	(2,117,263)

Net Expenses	611,504

NET INVESTMENT INCOME	23,728,961

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	20,176,583
Futures contracts	1,558,559
Foreign currency and translation of other assets and liabilities	302,782

22,037,924
Net change in unrealized appreciation (depreciation) on-
Investments	(20,721,098)
Futures contracts	(3,214,126)
Foreign currency and translation of other assets and liabilities	(89,947)

(24,025,171)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(1,987,247)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,741,714

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	12/31/21	12/31/20

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$23,728,961	$23,743,828
Net realized gain (loss) on investments and foreign currency	22,037,924	6,384,392
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(24,025,171)	13,756,649

Net increase (decrease) from operations	21,741,714	43,884,869

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(1,000,768)	(530,098)
Class I	(2,012,290)	(645,381)
Class W	(40,773,813)	(21,495,898)

Total distributions to shareholders	(43,786,871)	(22,671,377)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	76,085,887	(248,841,791)

Net increase (decrease) in net assets	54,040,730	(227,628,299)

NET ASSETS:

Beginning of year	674,182,265	901,810,564

End of year	$728,222,995	$674,182,265

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.93	$10.44	$10.18	$10.42	$10.33

Income from investment operations:
Net investment income[1]	0.30	0.29	0.28	0.26	0.22
Net realized and unrealized gain (loss) on investments	(0.02)	0.48	0.23	(0.24)	0.11
Total from investment operations	0.28	0.77	0.51	0.02	0.33
Less distributions to shareholders:
From net investment income	(0.30)	(0.28)	(0.25)	(0.25)	(0.23)
From net realized gain on investments	(0.30)	(0.00)[2]	—	(0.01)	(0.01)
Total distributions to shareholders	(0.60)	(0.28)	(0.25)	(0.26)	(0.24)

Net asset value - End of year	$10.61	$10.93	$10.44	$10.18	$10.42
Net assets - End of year (000’s omitted)	$17,776	$20,925	$22,884	$685,649	$770,824
Total return[3]	2.59%	7.54%	5.01%	0.20%	3.19%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.73%	0.73%	0.75%	0.75%	0.75%
Net investment income	2.71%	2.74%	2.80%	2.56%	2.08%
Series portfolio turnover	69%	96%	75%	58%	62%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	0.01%	0.01%	0.00%[4]

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.65	$9.26	$9.09	$9.34	$9.28

Income from investment operations:
Net investment income[1]	0.29	0.28	0.28	0.26	0.22
Net realized and unrealized gain (loss) on investments	(0.02)	0.42	0.20	(0.22)	0.11
Total from investment operations	0.27	0.70	0.48	0.04	0.33
Less distributions to shareholders:
From net investment income	(0.33)	(0.31)	(0.31)	(0.28)	(0.26)
From net realized gain on investments	(0.30)	(0.00)[2]	—	(0.01)	(0.01)
Total distributions to shareholders	(0.63)	(0.31)	(0.31)	(0.29)	(0.27)

Net asset value - End of year	$9.29	$9.65	$9.26	$9.09	$9.34
Net assets - End of year (000’s omitted)	$36,639	$21,687	$19,039	$28,499	$66,543
Total return[3]	2.81%	7.74%	5.37%	0.40%	3.52%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.49%	0.49%	0.48%	0.50%	0.50%
Net investment income	2.97%	2.96%	3.01%	2.75%	2.33%
Series portfolio turnover	69%	96%	75%	58%	62%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	0.01%	0.01%	0.00%[4]

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED		FOR THE
			PERIOD
			3/1/19[1] TO
	12/31/21	12/31/20	12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.90	$10.41	$10.34

Income from investment operations:
Net investment income[2]	0.37	0.36	0.30
Net realized and unrealized gain (loss) on investments	(0.03)	0.49	0.12
Total from investment operations	0.34	0.85	0.42
Less distributions to shareholders:
From net investment income	(0.37)	(0.36)	(0.35)
From net realized gain on investments	(0.30)	(0.00)[3]	—
Total distributions to shareholders	(0.67)	(0.36)	(0.35)

Net asset value - End of period	$10.57	$10.90	$10.41
Net assets - End of period (000’s omitted)	$673,807	$631,570	$859,888
Total return[4]	3.19%	8.29%	4.10% [5]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05% [6]
Net investment income	3.40%	3.40%	3.44% [6]
Series portfolio turnover	69%	96%	75%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.32%	0.32%	0.31%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $(0.01).

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the Class’ total return is 4.00%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Notes to Financial Statements

1.	Organization

Unconstrained Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Unconstrained Bond Series Class I common stock and Unconstrained Bond Series Class Z common stock, 125 million have been designated as Unconstrained Bond Series Class S common stock and 150 million have been designated as Unconstrained Bond Series Class W common stock. Class Z common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Energy	$5,369,688	$—	$—	$5,369,688
Preferred securities:
Health Care	2,943,738	2,943,738	—	—
Information Technology	7,167,711	7,167,711	—	—
Debt securities:
Loan Assignments	25,838,571	—	25,838,571	—
U.S. Treasury and other U.S. Government agencies	33,979,842	—	33,979,842	—
States and political subdivisions (municipals)	3,971,268	—	3,971,268	—
Corporate debt:
Communication Services	18,588,071	—	18,588,071	—
Consumer Discretionary	12,599,295	—	12,599,295	—
Consumer Staples	2,339,894	—	2,339,894	—
Energy	60,517,596	—	60,517,596	—
Financials	55,856,496	—	55,856,496	—
Industrials	58,603,273	—	58,603,273	—
Information Technology	3,668,702	—	3,668,702	—
Materials	23,944,712	—	23,944,712	—

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Real Estate	$36,559,901	$—	$36,559,901	$—
Utilities	13,640,969	—	13,640,969	—
Asset-backed securities	249,173,487	—	249,173,487	—
Commercial mortgage-backed securities	59,214,492	—	59,214,492	—
Foreign government bonds	12,738,551	—	12,738,551	—
Mutual fund	17,417,400	17,417,400	—	—
Short-Term Investment	19,172,130	19,172,130	—	—
Other financial instruments:*
Interest rate contracts	1,094,867	1,094,867	—	—
Total assets	724,400,654	47,795,846	671,235,120	5,369,688
Liabilities:
Other financial instruments:*
Credit contracts	(28,642)	(28,642)	—	—
Interest rate contracts	(4,036,774)	(4,036,774)	—	—
Total liabilities	(4,065,416)	(4,065,416)	—	—
Total	$720,335,238	$43,730,430	$671,235,120	$5,369,688

*Other financial instruments are futures (Level 1). Futures are valued at the unrealized appreciation (depreciation) on the instrument.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The Series’ forward foreign currency exchange contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions). No such investments were held by the Series on December 31, 2021.

Futures

The Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the bond market or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Advisor to the Series may be attempting to sell some or all the Series’ holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. No such investments were held by the Series on December 31, 2021.

The following table presents the present value of derivatives held at December 31, 2021 as reflected on the Statement of Assets and Liabilities, and the effect of derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Interest rate contracts	Net unrealized appreciation[1]	$1,094,867
Derivative	Liabilities Location
Credit contracts	Net unrealized depreciation[1]	$(28,642)
Interest rate contracts	Net unrealized depreciation[1]	$(4,036,774)

STATEMENT OF OPERATIONS
		Realized Gain
		(Loss) on
Derivative	Location of Gain or (Loss) on Derivatives	Derivatives
Foreign currency exchange contracts	Net realized gain (loss) on investments[2]	$(390,462)
Foreign currency exchange contracts	Net realized gain (loss) on futures contracts	$375,057
Interest rate contracts	Net realized gain (loss) on futures contracts	$1,183,502
		Unrealized
		Appreciation
	Location of Appreciation (Depreciation) on	(Depreciation)
Derivative	Derivatives	on Derivatives
	Net change in unrealized appreciation (depreciation)
Credit contracts	on futures contracts	$(28,642)
	Net change in unrealized appreciation (depreciation)
Interest rate contracts	on futures contracts	$(3,185,484)

1Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolio, and is included within Net Assets as the components of capital are not required to be presented separately on the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

2Options purchased are included in net realized gain (loss) on investments.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

The average month-end balances for the year ended December 31, 2021 were as follows:

Futures Contracts:
Average number of contracts purchased[1]	2,622
Average number of contracts sold	1,843
Average notional value of contracts purchased[1]	$591,327,453
Average notional value of contracts sold	$396,360,548
Options:
Average number of option contracts purchased[1]	890
Average notional value of option contracts purchased[1]	$1,122,878,646

1Average notional calculations were performed utilizing the period held rather than 12 months.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Inflation-Indexed Bonds (continued)

respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2021.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2021.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2018 through December 31, 2021. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2021, the sub-transfer agency expenses incurred by Class S and Class I were $21,131 and $32,926, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Unconstrained Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.50% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.35% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,970,242 in management fees for Class W for the year ended December 31, 2021. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $147,021 for Class W shares for the year ended December 31, 2021. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2021, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2022	2023	2024	TOTAL
Class W	$84,567	$147,864	$147,021	$379,452

For the year ended December 31, 2021, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $510,295,210 and $417,332,629, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $42,754,859 and $40,112,613, respectively.

Unconstrained Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, and Class W shares of Unconstrained Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/21		FOR THE YEAR ENDED 12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	884,856	$9,734,861	813,870	$8,534,928
Reinvested	80,186	858,877	45,323	481,149
Repurchased	(1,203,389)	(13,288,062)	(1,136,891)	(11,884,364)
Total	(238,347)	$(2,694,324)	(277,698)	$(2,868,287)

CLASS I	FOR THE YEAR ENDED 12/31/21		FOR THE YEAR ENDED 12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,537,446	$43,948,757	844,626	$7,997,823
Reinvested	161,691	1,513,399	43,160	405,892
Repurchased	(3,002,075)	(29,035,743)	(697,988)	(6,374,607)
Total	1,697,062	$16,426,413	189,798	$2,029,108

CLASS W	FOR THE YEAR ENDED 12/31/21		FOR THE YEAR ENDED 12/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,873,439	$64,391,385	3,946,934	$41,573,248
Reinvested	3,676,779	39,259,780	1,940,080	20,442,493
Repurchased	(3,770,657)	(41,297,367)	(30,558,394)	(310,018,353)
Total	5,779,561	$62,353,798	(24,671,380)	$(248,002,612

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended December 31, 2021, the Series did not borrow under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. For the year ended December 31, 2021, the Series invested in futures contracts (credit and interest rate risk) and options purchased (foreign currency exchange risk).

Unconstrained Bond Series

Notes to Financial Statements (continued)

7.	Financial Instruments and Loan Assignments (continued)

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including foreign currency gains and losses and tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2021, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $1,426,640 and decrease Total Distributable Earnings (Loss) by $1,426,640. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/21	FOR THE YEAR ENDED 12/31/20
Ordinary income	$37,118,952	$22,671,377
Long-term capital gains	$6,667,919	—

At December 31, 2021, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$722,314,055
Unrealized appreciation	14,650,534
Unrealized depreciation	(16,629,351)

Net unrealized depreciation	$(1,978,817)
Post October long-term deferred losses	$1,310,055

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic and a recent resurgence of COVID-19 has caused a continued time of uncertainty. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. Management of the Series will continue to monitor the impact of COVID-19 on investment performance, financial statements and the Series’ operations.

Unconstrained Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Unconstrained Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Unconstrained Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, brokers, agent banks and issuers of privately offered securities; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 18, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Unconstrained Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

The Series designates $7,857,318 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2021.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018);
Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-
2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) -
Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - VenBio (investments).
Numer of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus
(biomedical) since 2016; Caelum BioSciences (biomedical) since 2018;
Cheyne Capital International (investment)(2000-2017);

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family
Office); Head of Corporate Development (2019-2020) – Caelum Biosciences
(pharmaceutical development); Head of Private Investments (2015-2018) –
AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019-
2020) – Madison Dearborn Partners (private equity); General Counsel/CCO
(2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC
(Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since April 2020; Governance & Nominating Committee
Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management
(economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh
Armory Unity Center (military); Board Member and Executive Director since
2020 – National Purple Heart Honor Mission, Inc. (military); Board Member,
Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc.
(military)

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley
Center for Innovation, Inc. (New Business and Economic Development)
since 2019; Town of Greenburgh, NY Planning Board (Municipal
Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration
Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual
Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors,
LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund,
Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor
Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications
Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-
Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance
Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-
Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant
Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.;
Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance
Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021;
Managing Director of Operations (2019-2021); Director of Funds Group
(2017-2019); Fund Product and Strategy Manager (2014-2017); Senior
Product and Strategy Analyst (2013-2014); Product and Strategy Analyst
(2011-2013) - Manning & Napier Advisors, LLC; President, Director since
2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust
Company since 2021;

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial
Group; Director of Fund Administration (2017-2019) - Thornburg Investment
Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson
Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/
Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and
affiliates
Holds one or more of the following titles for various affiliates: General
Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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Unconstrained Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/21-AR

(b)	Not applicable.

ITEM 2:	CODE OF ETHICS

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 13(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2(c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, John M. Glazer, Margaret McLaughlin, Russell O. Vernon and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee's duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	Principal Accountant Fees and Services

  Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. Core Bond Series, Credit Series, Diversified Tax Exempt Series, High Yield Bond Series, New York Tax Exempt Series, Real Estate Series and Unconstrained Bond Series (collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2021 and 2020 were:

	2021	2020

Audit Fees (a)	$320,488	$282,088

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$104,453	$109,881

All Other Fees (d)	$0	$0

	$424,941	$391,970

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These tax services provided by PWC relate to professional services rendered for tax compliance, tax advice, tax planning and shareholder reporting.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2021 and 2020.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provides ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2021	2020

Audit Related Fees	$0	$115,000

Tax Fees	$0	$0

	$0	$115,000

The Audit Related fees for the year ended December 31, 2020 were for work related to a fund liquidation and merger. There were no such fees for the year ended December 31, 2021.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2021 and 2020.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2021 and 2020 were $104,453 and $109,881, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $0 and $115,000, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

Item 5:	Audit Committee of Listed registrants

Not applicable.

Item 6:	Investments

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.
(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures

(a)	Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the period covered by this report there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13:	Exhibits

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: 2/24/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: 2/24/2022

/s/ Troy M. Statczar

Troy M. Statczar

Treasurer & Principal Financial Officer of Manning & Napier Fund, Inc.

Date: 2/24/2022